AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 1997
                                                SECURITIES ACT FILE NO. 33-4026
                                       INVESTMENT COMPANY ACT FILE NO. 811-4612
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                     POST-EFFECTIVE AMENDMENT NO. 13                        [X]
                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                             AMENDMENT NO. 15                               [X]
                       (Check appropriate box or boxes)

                               ----------------

                            MERRILL LYNCH EUROFUND
              (Exact Name of Registrant as Specified in Charter)

                  800 SCUDDERS MILL ROAD
                  PLAINSBORO, NEW JERSEY                              08536
         (Address of Principal Executive Offices)                   (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                            MERRILL LYNCH EUROFUND
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)

                               ----------------

                                  COPIES TO:

        COUNSEL FOR THE FUND:                   PHILIP L. KIRSTEIN, ESQ.
                                             MERRILL LYNCH ASSET MANAGEMENT
        BROWN & WOOD LLP
       ONE WORLD TRADE CENTER                         P.O. BOX 9011
    NEW YORK, NEW YORK 10048-0557           PRINCETON, NEW JERSEY 08543-9011
  ATTENTION: THOMAS R. SMITH, JR., ESQ.

            JOHN A. MACKINNON, ESQ.

                               ----------------

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                     [X] immediately upon filing pursuant to paragraph (b)
                     [_] on (date) pursuant to paragraph (b)
                     [_] 60 days after filing pursuant to paragraph (a)(1)
                     [_] on (date) pursuant to paragraph (a)(1)
                     [_] 75 days after filing pursuant to paragraph (a)(2)
                     [_] on (date) pursuant to paragraph (a)(2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                     [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.

                               ----------------

  The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's most recent fiscal year was filed on December 20, 1996.
       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                        PROPOSED       PROPOSED
                         AMOUNT OF      MAXIMUM        MAXIMUM      AMOUNT OF
  TITLE OF SECURITIES   SHARES BEING OFFERING PRICE   AGGREGATE    REGISTRATION
   BEING REGISTERED      REGISTERED     PER UNIT    OFFERING PRICE     FEE
-------------------------------------------------------------------------------
Shares of Beneficial
 Interest (par
 value $.10 per
 share)...............   22,084,979      $16.17      $329,997.36*      $100

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 36,730,185 shares of beneficial interest.

 (3) 14,665,614 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.

 (4) 22,064,571 of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             MERRILL LYNCH EUROFUND

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-
 1A ITEM NO.                                            LOCATION
 -----------                                            --------
 PART A
  Item  1.    Cover Page..............   Cover Page
  Item  2.    Synopsis................   Fee Table
  Item  3.    Condensed Financial
               Information............   Financial Highlights; Performance Data
  Item  4.    General Description of
               Registrant.............   Investment Objective and Policies;
                                          Additional Information
  Item  5.    Management of the Fund..   Fee Table; Management of the Fund;
                                          Inside Back Cover Page
  Item 5A.    Management's Discussion
               of Fund Performance....   Not Applicable
  Item  6.    Capital Stock and Other
               Securities.............   Cover Page; Additional Information
  Item  7.    Purchase of Securities
               Being Offered..........   Cover Page; Fee Table; Merrill Lynch
                                          Select PricingSM System; Purchase of
                                          Shares; Shareholder Services;
                                          Additional Information; Inside Back
                                          Cover Page
  Item  8.    Redemption or
               Repurchase.............   Fee Table; Merrill Lynch Select
                                          PricingSM System; Shareholder
                                          Services; Purchase of Shares;
                                          Redemption of Shares
  Item  9.    Pending Legal
               Proceedings............   Not Applicable
 PART B
  Item 10.    Cover Page..............   Cover Page
  Item 11.    Table of Contents.......   Back Cover Page
  Item 12.    General Information and
               History................   Not Applicable
  Item 13.    Investment Objectives
               and Policies...........   Investment Objective and Policies
  Item 14.    Management of the Fund..   Management of the Fund
  Item 15.    Control Persons and
               Principal Holders of
               Securities.............   Management of the Fund
  Item 16.    Investment Advisory and
               Other Services.........   Management of the Fund; Purchase of
                                          Shares; General Information
  Item 17.    Brokerage Allocation and
               Other Practices........   Portfolio Transactions and Brokerage
  Item 18.    Capital Stock and Other
               Securities.............   General Information
  Item 19.    Purchase, Redemption and
               Pricing of Securities
               Being Offered..........   Purchase of Shares; Redemption of
                                          Shares; Determination of Net Asset
                                          Value; Shareholder Services; General
                                          Information
  Item 20.    Tax Status..............   Taxes
  Item 21.    Underwriters............   Purchase of Shares
  Item 22.    Calculation of
               Performance Data.......   Performance Data
  Item 23.    Financial Statements....   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 24, 1997

                             MERRILL LYNCH EUROFUND
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch EuroFund (the "Fund") is a diversified, open-end management investment company that seeks to provide shareholders with capital appreciation primarily through investment in equities of corporations domiciled in European countries. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Fund expects that under normal market conditions at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks, debt and preferred securities convertible into common stocks. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 13. There can be no assurance that the investment objective of the Fund will be realized.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION  NOR HAS  THE SECURITIES  AND EXCHANGE  COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 24, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                          CLASS A(a)                  CLASS B(b)                       CLASS C        CLASS D
                          ----------                  ----------                       -------        -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......     5.25%(c)                    None                            None          5.25%(c)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                        None                            None          None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................    None (d)          4.0% during the first year,        1.0% for one year(f)  None(d)
                                          decreasing 1.0% annually thereafter
                                           to 0.0% after the fourth year(e)
 Exchange Fee...........     None                        None                            None          None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Investment Advisory
  Fees(g)...............     0.75%                       0.75%                           0.75%         0.75%
 Rule 12b-1 Fees(h):
 Account Maintenance
  Fees..................     None                        0.25%                           0.25%         0.25%
 Distribution Fees......     None                        0.75%                           0.75%         None
                                              (Class B shares convert to
                                          Class D shares automatically after
                                             approximately eight years and
                                       cease being subject to distribution fees)
 Other Expenses
 Custodial Fees.........     0.11%                       0.11%                           0.11%         0.11%
 Shareholder Servicing
  Costs(i)..............     0.18%                       0.21%                           0.23%         0.17%
 Other..................     0.06%                       0.06%                           0.06%         0.06%
                             ----                        ----                            ----          ----
  Total Other Expenses..     0.35%                       0.38%                           0.40%         0.34%
                             ----                        ----                            ----          ----
 Total Fund Operating        1.10%                       2.13%                           2.15%         1.34%
  Expenses..............     ====                        ====                            ====          ====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 25 and "Shareholder Services--Fee-Based Programs"--page 37.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 28.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more are not subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares"--page 25.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 37.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 37.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 37.

(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    21.

(h) See "Purchase of Shares--Distribution Plans"--page 31.

(i) See "Management of the Fund--Transfer Agency Services"--page 23.

EXAMPLE:

                                 CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                 -------------------------------------------
                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 -------------------- ----------------------
An investor would pay the
 following expenses on a $1,000
 investment including the
 maximum $52.50 initial sales
 charge (Class A and Class D
 shares only) and assuming (1)
 the Total Fund Operating
 Expenses for each class set
 forth on page 2, (2) a 5%
 annual return throughout the
 periods and (3) redemption at
 the end of the period
 (including any applicable CDSC
 for Class B and Class C
 shares):
  Class A......................   $63        $86       $110        $179
  Class B......................   $62        $87       $114        $227*
  Class C......................   $32        $67       $115        $248
  Class D......................   $65        $93       $122        $205
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A......................   $63        $86       $110        $179
  Class B......................   $22        $67       $114        $227*
  Class C......................   $22        $67       $115        $248
  Class D......................   $65        $93       $122        $205

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions made directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICINGSM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

                                                 ACCOUNT
                                               MAINTENANCE    DISTRIBUTION         CONVERSION
 CLASS         SALES CHARGE(/1/)                   FEE            FEE               FEATURE
---------------------------------------------------------------------------------------------------
   A      Maximum 5.25% initial sales               No             No                  No
               charge(/2/)(/3/)
---------------------------------------------------------------------------------------------------
   B       CDSC for a period of four               0.25%          0.75%       B shares convert to
            years, at a rate of 4.0%                                         D shares automatically
            during the first year,                                            after approximately
        decreasing 1.0% annually to 0.0%(/4/)                                   eight years(/5/)
---------------------------------------------------------------------------------------------------
   C      1.0% CDSC for one year(/6/)              0.25%          0.75%                No
---------------------------------------------------------------------------------------------------
   D      Maximum 5.25% initial sales              0.25%           No                  No
                  charge(/3/)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
                                             (footnotes continued on next page)

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more will not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for one year. Such CDSC may be waived in connection with certain fee-based programs. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain fee-based programs may be modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over, and waived for purchases of Class A shares in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges are also reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended October 31, 1996, and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Fund's audited financial statements:

                                                          CLASS A SHARES
                            ----------------------------------------------------------------------------------
                             1996++    1995++    1994++     1993     1992     1991     1990     1989    1988+
                            --------  --------  --------  --------  -------  -------  -------  -------  ------
 INCREASE (DECREASE) IN
 NET ASSET VALUE:
 PER SHARE OPERATING PER-
 FORMANCE:
 Net asset value,
 beginning of period.....   $  15.07  $  15.96  $  13.87  $  10.53  $ 11.62  $ 10.70  $  9.84  $  9.00  $ 8.83
                            --------  --------  --------  --------  -------  -------  -------  -------  ------
 Investment income--net..        .32       .19       .18       .26      .24      .25      .18      .09     .01
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency transactions--
 net.....................       2.32       .56      1.91      3.08    (1.02)     .96      .85      .77     .16
                            --------  --------  --------  --------  -------  -------  -------  -------  ------
 Total from investment
 operations..............       2.64       .75      2.09      3.34     (.78)    1.21     1.03      .86     .17
                            --------  --------  --------  --------  -------  -------  -------  -------  ------
 Less dividends and
 distributions:
 Investment income--net..        --        --        --        --      (.31)    (.29)    (.17)     --      --
 Realized gain on invest-
 ments--net..............      (1.04)    (1.64)      --        --       --       --       --      (.02)    --
                            --------  --------  --------  --------  -------  -------  -------  -------  ------
 Total dividends and
 distributions...........      (1.04)    (1.64)      --        --      (.31)    (.29)    (.17)    (.02)    --
                            --------  --------  --------  --------  -------  -------  -------  -------  ------
 Net asset value, end of
 period..................   $  16.67  $  15.07  $  15.96  $  13.87  $ 10.53  $ 11.62  $ 10.70  $  9.84  $ 9.00
                            ========  ========  ========  ========  =======  =======  =======  =======  ======
 TOTAL INVESTMENT
 RETURN:**
 Based on net asset value
 per share...............      18.86%     6.19%    15.07%    31.72%  (6.90)%   11.54%   10.39%    9.62%   1.93%#
                            ========  ========  ========  ========  =======  =======  =======  =======  ======
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses................       1.10%     1.12%     1.03%     1.04%    1.09%    1.14%    1.17%    1.34%   1.38%*
                            ========  ========  ========  ========  =======  =======  =======  =======  ======
 Investment income
 (loss)--net.............       2.04%     1.32%     1.17%     1.50%  (2.69)%    2.94%    2.62%    2.25%  10.08%*
                            ========  ========  ========  ========  =======  =======  =======  =======  ======
 SUPPLEMENTAL DATA:
 Net assets, end of
 period (in thousands)...   $216,056  $204,713  $236,288  $182,612  $87,865  $83,229  $85,798  $11,381  $   21
                            ========  ========  ========  ========  =======  =======  =======  =======  ======
 Portfolio turnover......      92.34%    72.16%    82.47%   115.10%  109.95%  124.64%  122.67%  106.29% 161.28%
                            ========  ========  ========  ========  =======  =======  =======  =======  ======
 Average commission rate
 paid##..................   $  .0046       --        --        --       --       --       --       --      --
                            ========  ========  ========  ========  =======  =======  =======  =======  ======

----
 * Annualized.
** Total Investment returns exclude the effects of sales loads.
 + Class A Shares commenced operations on October 26, 1988.
++ Based on average shares outstanding during the period.
# Aggregate total investment returns.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                 CLASS B SHARES
                           -----------------------------------------------------------------------------------------------------
                                                         FOR THE YEAR ENDED OCTOBER 31,
                           -----------------------------------------------------------------------------------------------------
                            1996++    1995++     1994++      1993      1992       1991      1990      1989      1988     1987+
                           --------  --------  ----------  --------  --------   --------  --------  --------  --------  --------
 INCREASE (DECREASE) IN
 NET ASSET VALUE:
 PER SHARE OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of period....   $  14.20  $  15.28  $    13.43  $  10.30  $  11.41   $  10.51  $   9.72  $   9.00  $   9.29  $  10.00
                           --------  --------  ----------  --------  --------   --------  --------  --------  --------  --------
 Investment income--
 net....................        .14       .04         .02       .16       .12        .13       .12       .08       .22       .05
 Realized and unrealized
 gain (loss) on
 investments and foreign
 currency transactions--
 net....................       2.17       .52        1.83      2.97      (.98)       .94       .78       .66       .41      (.76)
                           --------  --------  ----------  --------  --------   --------  --------  --------  --------  --------
 Total from investment
 operations.............       2.31       .56        1.85      3.13      (.86)      1.07       .90       .74       .63      (.71)
                           --------  --------  ----------  --------  --------   --------  --------  --------  --------  --------
 Less dividends and
 distributions:
 Investment income--
 net....................        --        --          --        --       (.25)      (.17)     (.11)      --       (.18)      --
 Realized gain on
 investments--net.......      (1.04)    (1.64)        --        --        --         --        --       (.02)     (.74)      --
                           --------  --------  ----------  --------  --------   --------  --------  --------  --------  --------
 Total dividends and
 distributions..........      (1.04)    (1.64)        --        --       (.25)      (.17)     (.11)     (.02)     (.92)      --
                           --------  --------  ----------  --------  --------   --------  --------  --------  --------  --------
 Net asset value, end of
 period.................   $  15.47  $  14.20  $    15.28  $  13.43  $  10.30   $  11.41  $  10.51  $   9.72  $   9.00  $   9.29
                           ========  ========  ==========  ========  ========   ========  ========  ========  ========  ========
 TOTAL INVESTMENT
 RETURN:**
 Based on net asset
 value per share........      17.61%     5.12%      13.78%    30.39%    (7.73)%    10.35%     9.19%     8.28%     7.35%    (7.10)%#
                           ========  ========  ==========  ========  ========   ========  ========  ========  ========  ========
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses, net of
 reimbursement..........       2.13%     2.15%       2.06%     2.08%     2.12%      2.17%     2.20%     2.37%     2.68%     2.04%*
                           ========  ========  ==========  ========  ========   ========  ========  ========  ========  ========
 Expenses...............       2.13%     2.15%       2.06%     2.08%     2.12%      2.17%     2.20%     2.37%     2.30%     2.13%*
                           ========  ========  ==========  ========  ========   ========  ========  ========  ========  ========
 Investment income
 (loss)--net............       1.00%      .27%        .14%      .51%    (3.37)%     1.94%     1.32%      .83%     1.36%      .68%*
                           ========  ========  ==========  ========  ========   ========  ========  ========  ========  ========
 SUPPLEMENTAL DATA:
 Net assets, end of
 period (in thousands)..   $738,535  $795,469  $1,086,480  $765,279  $447,104   $484,031  $498,600  $201,484  $261,178  $436,503
                           ========  ========  ==========  ========  ========   ========  ========  ========  ========  ========
 Portfolio turnover.....      92.34%    72.16%      82.47%   115.10%   109.95%    124.64%   122.67%   106.29%   161.28%   157.47%
                           ========  ========  ==========  ========  ========   ========  ========  ========  ========  ========
 Average commission rate
 paid##.................   $  .0046       --          --        --        --         --        --        --        --        --
                           ========  ========  ==========  ========  ========   ========  ========  ========  ========  ========

----
 *  Annualized.
**  Total investment returns exclude the effects of sales loads.
 +  Class B Shares commenced operations on January 30, 1987.
++  Based on average shares outstanding during the period.
#  Aggregate total investment returns.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                      FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                       CLASS C SHARES                         CLASS D SHARES
                            -------------------------------------- ---------------------------------------
                            FOR THE YEAR ENDED    FOR THE PERIOD   FOR THE YEAR ENDED     FOR THE PERIOD
                               OCTOBER 31,       OCTOBER 21, 1994+     OCTOBER 31,       OCTOBER 21, 1994+
                            --------------------  TO OCTOBER 31,   --------------------   TO OCTOBER 31,
                             1996++     1995++        1994++        1996++     1995++         1994++
                            ---------  --------- ----------------- ---------  ---------  -----------------
 INCREASE (DECREASE) IN
 NET ASSET VALUE:
 PER SHARE OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of period.....   $   14.19  $  15.28       $15.08       $   15.02  $   15.96       $15.75
                            ---------  --------       ------       ---------  ---------       ------
 Investment income
 (loss)--net.............         .15       .01         (.01)            .28        .20          .00+++
 Realized and unrealized
 gain on investments and
 foreign currency
 transactions--net.......        2.15       .54          .21            2.31        .50          .21
                            ---------  --------       ------       ---------  ---------       ------
 Total from investment
 operations..............        2.30       .55          .20            2.59        .70          .21
                            ---------  --------       ------       ---------  ---------       ------
 LESS DIVIDENDS AND
 DISTRIBUTIONS:
 Investment income--net..         --        --           --              --         --           --
 Realized gain on
 investments--net........       (1.04)    (1.64)         --            (1.04)     (1.64)         --
                            ---------  --------       ------       ---------  ---------       ------
 Total dividends and
 distributions...........       (1.04)    (1.64)         --            (1.04)     (1.64)         --
                            ---------  --------       ------       ---------  ---------       ------
 Net asset value, end of
 period..................   $   15.45  $  14.19       $15.28       $   16.57  $   15.02       $15.96
                            =========  ========       ======       =========  =========       ======
 TOTAL INVESTMENT
 RETURN:**
 Based on net asset value
 per share...............       17.55%     5.04%        1.33%#         18.57%      5.85%        1.33%#
                            =========  ========       ======       =========  =========       ======
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses................        2.15%     2.18%        2.86%*          1.34%      1.38%        2.11%*
                            =========  ========       ======       =========  =========       ======
 Investment income
 (loss)--net.............        1.04%      .11%       (2.47)%*         1.83%      1.37%       (1.70)%*
                            =========  ========       ======       =========  =========       ======
 SUPPLEMENTAL DATA:
 Net assets, end of
 period (in thousands)...   $  15,917  $  9,668       $  462       $ 114,020  $ 104,493       $  340
                            =========  ========       ======       =========  =========       ======
 Portfolio turnover......       92.34%    72.16%       82.47%          92.34%     72.16%       82.47%
                            =========  ========       ======       =========  =========       ======
 Average commission rate
 paid ##.................   $   .0046       --           --        $   .0046        --           --
                            =========  ========       ======       =========  =========       ======

----
 * Annualized.
** Total investment returns exclude the effects of sales loads.

 + Commencement of Operations.
++ Based on average shares outstanding during the period.

+++ Amount is less than $.01 per share.
# Aggregate total investment returns.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                        SPECIAL AND RISK CONSIDERATIONS

GENERAL

  Investments on an international basis involve certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investments in those countries.

  Most of the securities held by the Fund will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies. Foreign securities markets, while generally growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

  The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities since the expenses of the Fund, such as custodial costs, are higher. Because of its emphasis on the economies of European countries, the Fund should be considered as a vehicle for diversification and not as a balanced investment program.

INVESTMENT IN EASTERN EUROPEAN MARKETS

  It is anticipated that a majority of the Fund's investments will be in securities of issuers domiciled in Western European countries. However, the Fund has the ability to invest in the securities of issuers domiciled in Eastern European countries. Investment in the securities of issuers in Eastern European markets involves certain additional risks not involved in investment in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies which may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

  Eastern European capital markets are emerging in a dynamic political and economic environment brought about by the events over the last decade that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that the Eastern European capital markets will continue to present viable investment opportunities for the Fund. In the past, Eastern European governments have expropriated substantial amounts of private property, and most claims of the property owners have never been finally settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected Eastern European markets.

  Also, there may be less publicly available information about issuers in Eastern Europe than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain Eastern European countries, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable in certain Eastern European markets. Also, certain Eastern European authorities presently require that securities of certain Eastern European issuers be held by custodians in Eastern Europe. At this time, it is possible that certain Eastern European countries may not have available institutions qualified under the Investment Company Act of 1940, as amended (the "Investment Company Act") to hold Fund assets. Therefore, the Fund may need to seek an exemptive order from the Commission prior to investing in certain Eastern European countries. There is no assurance that the Commission would issue such an order.

  Reforms currently underway and anticipated throughout Eastern Europe are directed at political and economic liberalization, with efforts to develop increasingly market-oriented economies and to decentralize the economic and political decision-making processes currently in the forefront. There can be no assurance that these reforms will continue or, if continued, will achieve their goals; in addition, there is the possibility that reforms may be reversed in the future.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Fund anticipates that under normal market conditions at least 80% of its net assets will consist of European corporate securities, primarily common stocks and securities convertible into common stock. The investment objective of the Fund described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

  While there will be no prescribed limits on geographic asset distribution within the European community, it is currently anticipated that a majority of the Fund's assets will be invested in equity securities of issuers domiciled in Western European countries such as the United Kingdom, Germany, the Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. If political and economic conditions warrant, it is also anticipated that the Fund will invest in issuers domiciled in Eastern European countries such as Bulgaria, the Czech Republic, Hungary, Poland, Romania, Slovakia, and the states which formerly comprised Yugoslavia and the Soviet Union. Additional countries on the European continent may be added to this group as circumstances dictate. In making the allocation of assets among the securities markets, the Manager will consider such factors as the condition and growth potential of the various economies and securities markets and the issuers domiciled therein, currency and taxation investment considerations and other pertinent financial, social, national and political factors which may have an effect upon the climate for investing within such securities markets.

  Although the changes taking place in Eastern Europe still are in relatively early stages, the Manager intends to take advantage of the business opportunities that may emerge from the changing political, economic and legal environment in Eastern Europe. At present, the level of development of organized stock markets within Eastern Europe varies from country to country. Countries are currently fostering political and economic liberalization through a variety of reform measures, including attempts to develop increasingly market-oriented economies, to encourage foreign investment and to create a political atmosphere conducive to multi-party political systems. Over the last several years, laws have been enacted in certain Eastern European countries allowing private individuals to own and operate businesses and protecting the property rights of investors, including foreign interests.

  The Fund reserves the right as a temporary defensive measure to hold other types of securities, including non-convertible debt and preferred securities, government and money market securities of U.S. and non-U.S. issuers, or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of the Manager, prevailing market, economic or political conditions warrant. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being fully invested in equity securities of European corporate issuers. A portion of the portfolio normally will be held in U.S. dollars or short-term interest bearing U.S. dollar-denominated securities to provide for possible redemptions.

  The Fund has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

  In addition to purchasing corporate securities of European issuers in foreign markets, the Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of corporations domiciled in European countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

CERTAIN OTHER INVESTMENT PRACTICES

  Hedging Techniques. The Fund may engage in various portfolio strategies to hedge its portfolio against investment and currency risks. These strategies include the use of options on portfolio securities, currency options and futures, options on such futures and forward foreign currency transactions. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Although there are certain risks involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Manager believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below. See "Additional Information--Taxes."

  The following is a description of the hedging instruments the Fund may utilize with respect to investment and currency risks.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at or by a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its assets.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets. The Fund will engage in options transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Hedging Foreign Currency Risks. The Fund is authorized to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

  The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a pound sterling denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of pounds for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the pound relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of pounds for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the pound to the dollar.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) that are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian cash or liquid debt securities having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3% of its total assets from foreign currency options, futures or related options.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool", as defined under such regulations, if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  An order has been obtained from the Commission which exempts the Fund from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon.

  Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on foreign currency futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is

"in-the-money" (i.e., the current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currencies which are the subject of the hedge. Transactions in options on futures contracts involve similar risks.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter ("OTC") market, only if there appears to be a liquid secondary market for such options or futures, or in the case of OTC transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case such dealer's price will be used. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Portfolio Transactions. In executing portfolio transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund contemplates that, consistent with its policy of obtaining the best net results, it will place orders for transactions with a number of brokers and dealers, including Merrill Lynch, an affiliate of the Manager. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Fund may receive orders for transactions by the Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Manager, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. See "Management of the Fund--Management and Advisory Arrangements." In addition, consistent with the Conduct Rules of the NASD, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch.

  Portfolio Turnover. The Manager will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstance of a particular company or within a particular industry or due to general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months.

  Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and receives either the income on the collateral or other compensation, i.e., negotiated loan premium or fee for entering into the loan, and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  Warrants. The Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

INVESTMENT RESTRICTIONS

  The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 20% of its total assets (taken at market value) and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions and to exercise subscription rights. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  As a non-fundamental policy, the Fund will not invest in securities that cannot readily be resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees continuously determines, based on the trading markets for the specific Rule 144A security, that such security is liquid. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  The full text of the investment restrictions is set forth under "Investment Objective and Policies--Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

TRUSTEES

  The Board of Trustees of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Trustees is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.

  The Trustees are:

  Arthur Zeikel*--President of the Manager and its affiliate, FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; and Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  Edward H. Meyer--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

  Richard R. West--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

  Edward D. Zinbarg--Former Executive Vice President of The Prudential Insurance Company of America.
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the Fund's investment adviser. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager provides the Fund with management and investment advisory services. The Manager or its affiliate, FAM, acts as the investment adviser to more than 130 registered investment companies. The Manager also offers portfolio management and portfolio analysis services to individual and institutional accounts. As of January 31, 1997, the Manager and FAM had a total of approximately $239.8 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. Subject to the general oversight of the Trustees, the Manager provides the administrative services necessary for the operation of the Fund and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  The Manager receives compensation at the annual rate of 0.75% of the average daily net assets of the Fund. This fee is higher than that of most mutual funds, but the Fund believes this fee, which is typical for an international fund, is justified by the additional investment research and analysis required in connection with investing internationally. For the fiscal year ended October 31, 1996, the Manager received a fee of $7,971,953 (based on average net assets of approximately $1.1 billion).

  The Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), a wholly-owned, indirect subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee computed at the rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to the Manager with respect to the Fund. For the fiscal year ended October 31, 1996, the fee paid by the Manager to MLAM U.K. pursuant to such arrangement aggregated $1,584,850 (based on average net assets of approximately $1.1 billion).

  Adrian Holmes, Vice President of the Fund, is the Fund's Portfolio Manager. Mr. Holmes has been a Portfolio Manager of the Manager since November 1993 and a Vice President of the Manager since 1990. Mr. Holmes has been primarily responsible for the day-to-day management of the Fund's investment portfolio since 1993.

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations, including among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, the cost of printing proxies, and certain of the costs of printing shareholder reports, prospectuses and statements of additional information distributed to shareholders. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended October 31, 1996, the amount of such reimbursement was $161,152. For the fiscal year ended October 31, 1996, the ratio of total expenses to average net assets for each class of shares was as follows: Class A, 1.10%; Class B, 2.13%; Class C, 2.15%; and Class D, 1.34%.

CODE OF ETHICS

  The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. The term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended October 31, 1996, the total fee paid by the Fund to the Transfer Agent was $2,103,120.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100, and the minimum subsequent purchase is $1.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund, and accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class.


                                           ACCOUNT
                                         MAINTENANCE    DISTRIBUTION         CONVERSION
 CLASS         SALES CHARGE(/1/)             FEE            FEE               FEATURE
---------------------------------------------------------------------------------------------
   A      Maximum 5.25% initial sales         No             No                  No
               charge(/2/)(/3/)
---------------------------------------------------------------------------------------------
   B       CDSC for a period of four         0.25%          0.75%       B shares convert to
                    years,                                             D shares automatically
         at a rate of 4.0% during the                                   after approximately
          first year, decreasing 1.0%                                     eight years(/5/)
                annually to 0.0%(/4/)
---------------------------------------------------------------------------------------------
   C      1.0% CDSC for one year(/6/)        0.25%          0.75%                No
---------------------------------------------------------------------------------------------
   D         Maximum 5.25% initial           0.25%           No                  No
               sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Certain Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, instead may be subject to a 1.0% CDSC if redeemed within one year. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                             SALES LOAD AS   SALES LOAD AS      DISCOUNT TO
                             PERCENTAGE OF    PERCENTAGE*     SELECTED DEALERS
                               OFFERING    OF THE NET AMOUNT AS A PERCENTAGE OF
AMOUNT OF PURCHASE               PRICE         INVESTED      THE OFFERING PRICE
------------------           ------------- ----------------- ------------------
  Less than $25,000.........     5.25%           5.54%              5.00%
  $25,000 but less than
   $50,000..................     4.75            4.99               4.50
  $50,000 but less than
   $100,000.................     4.00            4.17               3.75
  $100,000 but less than
   $250,000.................     3.00            3.09               2.75
  $250,000 but less than
   $1,000,000...............     2.00            2.04               1.80
  $1,000,000 and over**.....     0.00            0.00               0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. During the fiscal year ended October 31, 1996, the Fund sold 3,553,169 of its Class A shares for aggregate net proceeds to the Fund of $55,452,673. The gross sales charges for the sale of its Class A shares for that year were $57,344, of which $4,552 and $52,792 were received by the Distributor and Merrill Lynch, respectively. During such year, the Distributor received no CDSCs with respect to redemption within one year of purchase of Class A shares purchased subject to a front-end sales charge waiver. During the fiscal year ended October 31, 1996, the Fund sold 10,577,168 of its Class D shares for aggregate net proceeds to the Fund of $162,480,079. The gross sales charges for the sale of its Class D shares for that year were $111,959 of which $7,829 and $104,130 were received by the Distributor and Merrill Lynch, respectively. During such year, the Distributor received no CDSCs with respect to redemption within one year of purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM

Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. Class A shares are also offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Class A and Class D shares are offered at net asset value to certain employer-sponsored retirement or savings plans and to Employee Access AccountsSM available through qualified employers which provide employer sponsored retirement and savings plans that are eligible to purchase such shares at net asset value. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are also offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch BlueprintSM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC which declines each year, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years after purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                 CLASS B CDSC
                                                                AS A PERCENTAGE
                                                               OF DOLLAR AMOUNT
   YEAR SINCE PURCHASE PAYMENT MADE                            SUBJECT TO CHARGE
   --------------------------------                            -----------------
   0-1........................................................       4.00%
   1-2........................................................       3.00
   2-3........................................................       2.00
   3-4........................................................       1.00
   4 and thereafter...........................................       0.00

  For the fiscal year ended October 31, 1996, the Distributor received CDSCs of $1,494,280 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased after October 21, 1994).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch BlueprintSM Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access AccountSM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA, that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group, and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. No Class C CDSC will be assessed in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended October 31, 1996, the Distributor received CDSCs of $5,421 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed-income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended October 31, 1996, the Fund paid the Distributor $7,419,497 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $741.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended October 31, 1996, the Fund paid the Distributor $116,324 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $11.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1996, the Fund paid the Distributor $272,012 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $108.8 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of December 31, 1995, the last date for which fully allocated accrual information is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch with respect to Class B shares for the period since January 30, 1987 (commencement of operations) exceeded fully allocated accrual revenues by approximately $1,844,000 (0.24% of Class B net assets at that date). As of October 31, 1996, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $45,536,832 (6.17% of Class B net assets at that date). Similar fully allocated accrual data for Class C shares is not presented because such revenues and expenses for the period October 21, 1994 (commencement of operations) to December 31, 1995 are de minimis. As of October 31, 1996, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $96,006 (.60% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholders' cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289.

Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as the name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (i.e., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements distributed to investors whose purchases are subject to reduced sales loads in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B shares (such as investors in certain retirement plans), the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Financial Times-- Actuaries Europe Index, the Morgan Stanley Capital International Europe Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year. Dividends and distributions may be reinvested automatically in shares of the Fund at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and higher transfer agency fees applicable with respect to that class. See "Additional Information--Determination of Net Asset Value."

  Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's ordinary income for tax purposes available for distribution to shareholders. If such losses exceed other ordinary income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in the Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received such a distribution greater than the shareholders' tax basis in Fund shares (assuming the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information--Taxes." If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed annually.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on each day during which the NYSE is open for trading or on such other day that there is sufficient trading in portfolio securities that the net asset value of the Fund's shares may be materially affected. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

  The per share net asset value of Class A shares will generally be higher than the per share net asset value of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers.

  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

  Since foreign securities exchanges may be open on certain U.S. holidays on which the Fund will not determine its net asset value and accept share orders, portfolio securities will trade and the net asset value of the Fund's shares may be significantly affected on days when an investor has no access to the Fund.

ORGANIZATION OF THE FUND

  The Fund was organized on March 11, 1986, under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust". The Fund is authorized to issue an unlimited number of shares of beneficial interest of $.10 par value of different classes. The shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares and that each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. The Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes at a future date.

  The Declaration of Trust of the Fund, as amended (the "Declaration"), does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, a material increase in distribution fees or a change in the fundamental policies, objective or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

   Merrill Lynch Financial Data Services, Inc.
   P.O. Box 45289
   Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                               ----------------

  The Declaration, dated March 11, 1986, and subsequently amended, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch EuroFund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

             MERRILL LYNCH EUROFUND -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
   BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
[_] Class A shares  [_] Class B shares  [_] Class  C shares  [_] Class D shares of Merrill Lynch EuroFund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends            Long-Term Capital Gains

     SELECT  [_] Reinvest                 SELECT  [_] Reinvest
     ONE:    [_] Cash                     ONE:    [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch EuroFund Authorization Form.

Specify type of account (check one): [_] checking  [_] savings

Name on your Account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of initial purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch EuroFund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch EuroFund Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch EuroFund held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                (If registered in joint parties, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp
                                         We hereby authorize Merrill Lynch
-                                  -     Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
                                         shareholder's signature.

-                                  -     .....................................
This form when completed should be              Dealer Name and Address
mailed to:
                                         By: .................................
  Merrill Lynch EuroFund                    Authorized Signature of Dealer
  c/o Merrill Lynch Financial Data
       Services, Inc.                    [ ][ ][ ]  [ ][ ][ ][ ]
  P.O. Box 45289                         Branch Code F/C No.    ...............
  Jacksonville, Florida 32232-5289                               F/C Last Name
                                         [ ][ ][ ]  [ ][ ][ ][ ][ ]
                                         Dealer's Customer Account No.

             MERRILL LYNCH EUROFUND -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

(Please Print)
                                            [                       ]
Name of Owner..........................     Social Security Number or
     First Name  Initial  Last Name          Taxpayer Identification
                                                     Number

Address................................

 .......................................    Account Number ....................
                         (Zip Code)        (if existing account)

Name of Co-Owner (if any)..............

Address................................

 .......................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch EuroFund at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on

---------
 (month)  or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
                                                                         ------
or [_]    % of the current value of [_] Class A or [_] Class D shares in the
      ---
account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner..................................... Date..................

Signature of Co-Owner (if any).................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares   [_] Class C shares  [_] Class D shares

of Merrill Lynch EuroFund, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

    MERRILL LYNCH FINANCIAL DATA           AUTHORIZATION TO HONOR ACH DEBITS
           SERVICES, INC.                  DRAWN BY MERRILL LYNCH FINANCIAL
                                                  DATA SERVICES, INC.
You are hereby authorized to draw an
ACH debit each month on my bank          To...............................Bank
account for investment in Merrill                      (Investor's Bank)
Lynch EuroFund as indicated below:
                                         Bank Address.........................
  Amount of each check or ACH debit
  $.................................     City...... State...... Zip Code......

  Account No. ......................     As a convenience to me, I hereby
                                         request and authorize you to pay and
Please date and invest ACH debits on     charge to my account ACH debits
the 20th of each month beginning         drawn on my account by and payable
        or as soon as possible           to Merrill Lynch Financial Data
-------                                  Services, Inc. I agree that your
(Month) thereafter.                      rights in respect to each such debit
  I agree that you are preparing         shall be the same as if it were a
these ACH debits voluntarily at my       check drawn on you and signed
request and that you shall not be        personally by me. This authority is
liable for any loss arising from any     to remain in effect until revoked by
delay in preparing or failure to         me in writing. Until you receive
prepare any such debit. If I change      such notice, you shall be fully
banks or desire to terminate or          protected in honoring any such
suspend this program, I agree to         debit. I further agree that if any
notify you promptly in writing. I        such debit be dishonored, whether
hereby authorize you to take any         with or without cause and whether
action to correct erroneous ACH          intentionally or inadvertently, you
debits of my bank account or             shall be under no liability.
purchases of fund shares including
liquidating shares of the Fund and       ............   .....................
crediting my bank account. I further         Date           Signature of
agree that if a debit is not honored                          Depositor
upon presentation, Merrill Lynch
Financial Data Services, Inc. is         ............   .....................
authorized to discontinue immediately        Bank      Signature of Depositor
the Automatic Investment Plan and to       Account       (If joint account,
liquidate sufficient shares held in         Number         both must sign)
my account to offset the purchase
made with the dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                 [This page is intentionally left blank.]

                 [This page is intentionally left blank.]

                                    MANAGER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                             Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   3
Financial Highlights.......................................................   8
Special and Risk Considerations............................................  11
 General...................................................................  11
 Investment in Eastern European Markets....................................  12
Investment Objective and Policies..........................................  13
 Certain Other Investment Practices........................................  14
 Investment Restrictions...................................................  20
Management of the Fund.....................................................  21
 Trustees..................................................................  21
 Management and Advisory Arrangements......................................  21
 Code of Ethics............................................................  22
 Transfer Agency Services..................................................  23
Purchase of Shares.........................................................  23
 Initial Sales Charge Alternatives--Class A and
  Class D Shares...........................................................  25
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  28
 Distribution Plans........................................................  31
 Limitations on the Payment of Deferred Sales Charges......................  33
Redemption of Shares.......................................................  33
 Redemption................................................................  33
 Repurchase................................................................  34
 Reinstatement Privilege--Class A and Class D Shares.......................  35
Shareholder Services.......................................................  35
 Investment Account........................................................  35
 Exchange Privilege........................................................  36
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  37
 Systematic Withdrawal Plans...............................................  37
 Automatic Investment Plans................................................  37
 Fee-Based Programs........................................................  37
Performance Data...........................................................  38
Additional Information.....................................................  39
 Dividends and Distributions...............................................  39
 Taxes.....................................................................  40
 Determination of Net Asset Value..........................................  42
 Organization of the Fund..................................................  43
 Shareholder Reports.......................................................  44
 Shareholder Inquiries.....................................................  44
Authorization Form.........................................................  45

                                                           Code #10475-0297

[LOGO] MERRILL LYNCH

Merrill Lynch
EuroFund

[ART]

PROSPECTUS

    February 24, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This Prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                             MERRILL LYNCH EUROFUND
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch EuroFund (the "Fund") is a mutual fund that seeks to provide shareholders with capital appreciation primarily through investment in equities of corporations domiciled in European countries. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Fund expects that under normal market conditions at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stocks. There can be no assurance that the investment objective of the Fund will be realized.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated February 24, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                   MERRILL LYNCH ASSET MANAGEMENT -- MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is February 24, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Manager"), will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended October 31, 1995 and 1996, the Fund's portfolio turnover rate was 72.16% and 92.34%, respectively. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months.

  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

OTHER INVESTMENT POLICIES AND PRACTICES

  Hedging Techniques. Reference is made to the discussion concerning hedging techniques under the caption "Investment Objective and Policies--Certain Other Investment Practices--Hedging Techniques" in the Prospectus.

  The Fund may engage in various portfolio strategies to hedge its portfolio against investment and currency risks. These strategies include the use of options on portfolio securities, currency options and futures, and options on such futures and forward foreign currency transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate.

  Although certain risks are involved in options and futures transactions (as discussed below), the Manager believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions.

  The following information relates to the hedging instruments the Fund may utilize with respect to currency risks.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against a decline in the price of the underlying security.

  The writer of a covered call option has no control over when he or she may be required to sell his or her securities since he or she may be assigned an exercise notice at any time prior to the termination of his or her obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies, with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such option or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter ("OTC") options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case such dealer's price will be used. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Forward Foreign Exchange Transactions. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of the different countries in whose securities it will invest as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

  Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio to approved borrowers and receive collateral in cash or securities issued or guaranteed by the U.S. Government which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  Debt Securities. The Fund may hold convertible debt securities and, from time to time as a temporary defensive measure, may also hold non-convertible debt securities and preferred securities. The Fund has established no rating criteria for the debt securities in which it may invest. Therefore, the Fund may invest in debt securities either (a) rated in one of the top four rating categories by a nationally recognized rating organization or which, in the Manager's judgment, possess similar credit characteristics ("investment grade securities") or (b) rated below the top four rating categories or which, in the Manager's judgment, possess similar credit characteristics ("high yield securities"). The Manager considers ratings as one of several factors in its independent credit analysis of issuers.

  Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield securities is relatively new and has not weathered a major economic recession, and it is unknown what effect such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield securities frequently have call or redemption features which would permit issuers to repurchase such securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. To the extent the Fund holds high yield securities, factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

INVESTMENT RESTRICTIONS

  In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, the Fund may not:

    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Trustees. Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Trustees are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act. Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving the Manager's affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act, in which such firm or any of its affiliates participate as an underwriter or dealer.

  The investment restrictions contain an exception that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted and may cause the Fund to forego a favorable investment opportunity. The market for such rights is not well developed, and accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Trustee(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Donald Cecil (70)--Trustee(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (70)--Trustee(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (65)--Trustee(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Richard R. West (59)--Trustee(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc. (real estate company).

  Edward D. Zinbarg (62)--Trustee(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (63)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982.

  Alan J. Albert (49)--Vice President(1)--Senior Managing Director of Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") since 1993; Vice President of the Manager since 1986.

  Adrian Holmes (35)--Vice President(1)(2)--Managing Director of European Equities for MLAM U.K. since 1993; Vice President of the Manager since 1990 and associated therewith since 1987.

  Donald C. Burke (36)--Vice President(1)(2)--Vice President and Director of Taxation of the Manager since 1990.

  Gerald M. Richard (47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.

  Robert Harris (45)--Secretary(1)(2)--Vice President of the Manager since 1984 and attorney associated with the Manager since 1980; Secretary of the Distributor since 1982.
--------
(1)  Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Trustee or officer is a director, trustee or officer of one or more additional investment companies for which the Manager, or its affiliate, FAM, acts as investment adviser or manager.

  At January 31, 1997, the officers and Trustees of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee and officer of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF TRUSTEES

  The Fund pays each Trustee not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $3,500 per year plus $500 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Trustees, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. Fees and expenses paid to the non-affiliated Trustees aggregated $37,812 for the fiscal year ended October 31, 1996.

  The following table sets forth for the fiscal year ended October 31, 1996, compensation paid by the Fund to the non-affiliated Trustees and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Trustees:

                                                          AGGREGATE COMPENSATION
                                          PENSION OR          FROM FUND AND
                                      RETIREMENT BENEFITS    MLAM/FAM ADVISED
                         COMPENSATION   ACCRUED AS PART         FUNDS PAID
NAME OF TRUSTEE           FROM FUND    OF FUND EXPENSES       TO TRUSTEES(1)
---------------          ------------ ------------------- ----------------------
Donald Cecil............    $8,500           None                $268,933
Edward H. Meyer.........    $6,500           None                $227,933
Charles C. Reilly.......    $7,500           None                $293,833
Richard R. West.........    $7,500           None                $269,833
Edward D. Zinbarg.......    $7,500           None                $127,333

--------

(1) In addition to the Fund, the Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (36 registered investment companies consisting of 36 portfolios); Mr. Meyer (36 registered investment companies consisting of 36 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. West (41 registered investment companies consisting of 54 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement (the "Management Agreement") with the Manager. As discussed in the Prospectus, the Manager receives for its services to the Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal years ended October 31, 1994, 1995 and 1996, the total management fees paid by the Fund to the Manager aggregated $10,148,764, $8,514,893 and $7,971,953, respectively.

  The Manager has also entered into a sub-advisory agreement with MLAM U.K., a wholly-owned, indirect subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which MLAM pays MLAM U.K. a fee computed at the annual rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the fiscal years ended October 31, 1994, 1995 and 1996, the fees paid by MLAM to MLAM U.K. pursuant to such arrangement aggregated $2,006,345, $1,702,979 and $1,584,850, respectively.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of the Manager or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Trustees; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal years ended October 31, 1994, 1995 and 1996, the amounts of such reimbursement were $97,681, $277,433 and $161,152, respectively. As required by the Fund's distribution agreements, its underwriters will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the account maintenance and/or distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement and the sub-advisory agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangement. Class B,

Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement and the sub-advisory agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  For the fiscal years ended October 31, 1994, 1995 and 1996, the Fund sold its Class A shares through the Distributor and Merrill Lynch, as a dealer. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1994, were $3,058,065, of which the Distributor received $93,139 and Merrill Lynch received $2,964,926. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1995, were $55,516, of which the Distributor received $3,461 and Merrill Lynch received $52,055. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1996, were $57,344, of which the Distributor received $4,552 and Merrill Lynch received $52,792.

  For the period October 21, 1994 (commencement of operations) to October 31, 1994 and for the fiscal years ended October 31, 1995 and 1996, the Fund sold its Class D shares through the Distributor and Merrill Lynch, as a dealer. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to October 31, 1994, were $10,279, of which the Distributor received $679 and Merrill Lynch received $9,600. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1995, were $144,287, of which the Distributor received $8,688 and Merrill Lynch received $135,599. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1996, were $111,959, of which the Distributor received $7,829 and Merrill Lynch received $104,130.

  For the fiscal years ended October 31, 1994, 1995 and 1996, the Distributor received no contingent deferred sales charges (CDSCs) with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the period October 21, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1995 the Distributor received CDSCs of $392 with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver, all of which were paid to Merrill Lynch.

  The term "purchase", as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases of shares of the Fund by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise. Purchases by such a company or non-qualified employee benefit plan will qualify for quantity discounts only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or Contingent Deferred Sales Charge (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES--CLASS A AND CLASS D SHARES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares but, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period
(while remaining registered in the name of the purchaser) for this purpose.
The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch BlueprintSM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of .50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement or savings plans (see "Employer Sponsored Retirement or Savings Plans and Certain Other Arrangements" below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  TMA SM Managed Trusts. Class A shares are also offered at net asset value to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts SM available through qualified employers that provide employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The minimum initial purchase for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Trustees of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may, in appropriate cases, be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent

Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of October 31, 1996, with respect to Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule, and with respect to Class B shares, the Distributor's voluntary maximum, for the periods indicated.

                                              DATA CALCULATED AS OF OCTOBER 31, 1996
                          ------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
                                                                                               ANNUAL
                                                                                            DISTRIBUTION
                                     ALLOWABLE ALLOWABLE              AMOUNTS                  FEE AT
                           ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                            GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
                           SALES(1)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          ---------- --------- ---------- -------- -------------- --------- ------------
CLASS B SHARES, FOR THE
 PERIOD JANUARY 30, 1987
 (COMMENCEMENT OF
 OPERATIONS) TO OCTOBER
 31, 1996:
Under NASD Rule as
 Adopted................  $1,853,906 $115,869   $52,097   $167,966    $ 62,277    $105,689    $ 5,538
Under Distributor's
 Voluntary Waiver.......  $1,853,906 $115,869   $ 9,270   $125,139    $ 62,277    $ 62,862    $ 5,538
CLASS C SHARES, FOR THE
 PERIOD OCTOBER 21, 1994
 (COMMENCEMENT OF
 OPERATIONS) TO OCTOBER
 31, 1996:
Under NASD Rule as
 Adopted................  $   12,375 $    773   $    64   $    837    $    120    $    717    $   119

--------

(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended by the Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period
(a) during which the New York Stock Exchange ("NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended October 31, 1994, 1995 and 1996, with respect to redemptions of Class B shares, the Distributor received CDSCs of $1,866,124, $2,352,273 and $1,494,280, respectively, all of which were paid to Merrill Lynch. For the fiscal period October 21, 1994 to October 31, 1994, the Distributor received no CDSCs, with respect to redemptions of Class C shares. For the fiscal years ended October 31, 1995 and 1996, with respect to redemptions of Class C shares, the Distributor received CDSCs of $2,495 and $5,421, respectively, all of which were paid to Merrill Lynch.

  Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase order is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access AccountsSM. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access AccountsSM available through employers that provide eligible 401(k) plans. The minimum initial purchase for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Reference is made to "Investment Objective and Policies--Certain Other Investment Practices--Portfolio Transactions" in the Prospectus.

  Subject to policies established by the Trustees of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of the brokerage. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. The Fund contemplates that, consistent with the above policy of obtaining the best net results, a portion of its brokerage transactions with respect to equities may be conducted through Merrill Lynch and its affiliates. For the fiscal year ended October 31, 1994, the Fund paid total brokerage commissions of $2,510,229, of which $272,400 or 10.9% was paid to Merrill Lynch for effecting 10.2% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1995, the Fund paid total brokerage commissions of $2,266,109, of which $169,311, or 7.5%, was paid to Merrill Lynch for effecting 8.9% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1996, the Fund paid total brokerage commissions of $2,507,682, of which $194,558 or 7.8% was paid to Merrill Lynch for effecting 10.5% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and policies established by the Trustees of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Foreign equity securities may be held by the Fund in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, as well as GDRs traded in the United States, will be subject to negotiated commission rates.

  The Fund may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and any of its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies--Investment Restrictions."

  The Trustees have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers on the day of valuation.

  Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price.

  Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Trustees of the Fund. Such valuations and procedures will be reviewed periodically by the Trustees.

  Since foreign securities exchanges may be open on certain U.S. holidays on which the Fund will not determine its net asset value and accept share orders, portfolio securities will trade and the net asset value of the Fund's shares may be significantly affected on days when an investor has no access to the Fund.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Full details as to each such service, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gain distributions.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R)/CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of the shares of the Fund, as of the close of business on the NYSE on the ex-dividend date of such dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the net asset value next determined after the close of business on the NYSE on the preceding business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA (R) or CBA (R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares are also exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Tax-Exempt Institutional Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A or Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares received in such exchange will be aggregated with previous holding periods for purposes of reducing the CDSC, or with respect to Class B shares, towards satisfaction of the conversion period. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the

Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.


  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"), as previously described. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code
Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, in advertisements or information furnished to present or prospective shareholders. Total return data are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

  Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                           CLASS A                    CLASS B                    CLASS C                    CLASS D
                  -------------------------- -------------------------- -------------------------- --------------------------
                   EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                      AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                   BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                  HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT
                     $1,000     THE END OF      $1,000     THE END OF      $1,000     THE END OF      $1,000     THE END OF
     PERIOD        INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD
     ------       ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                          AVERAGE ANNUAL TOTAL RETURN
                                                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
 October 31,
 1996...........     12.62%      $1,126.20      13.61%      $1,136.10      16.55%      $1,165.50      12.35%      $1,123.50
Five Years Ended
 October 31,
 1996...........     11.03%      $1,687.60      11.10%      $1,692.40
Inception
 (October 26,
 1988) to
 October 31,
 1996...........     11.08%      $2,321.80
Inception
 (January 30,
 1987) to
 October 31,
 1996...........                                 8.43%      $2,202.20
Inception
 (October 21,
 1994) to
 October 31,
 1996...........                                                           11.69%      $1,251.10       9.64%      $1,205.00

                                             (Table continues on following page)

                          CLASS A                    CLASS B                    CLASS C                    CLASS D
                 -------------------------- -------------------------- -------------------------- --------------------------
                  EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                     AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                  PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                  BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                 HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT HYPOTHETICAL INVESTMENT AT
                    $1,000     THE END OF      $1,000     THE END OF      $1,000     THE END OF      $1,000     THE END OF
     PERIOD       INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD    INVESTMENT   THE PERIOD
     ------      ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                             ANNUAL TOTAL RETURN
                                                (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended
 October 31,
 1996...........     18.86%     $1,188.60       17.61%     $1,176.10      17.55%      $1,175.50      18.57%      $1,185.70
Year Ended
 October 31,
 1995...........      6.19%     $1,061.90        5.12%     $1,051.20       5.04%      $1,050.40       5.85%      $1,058.50
Year Ended
 October 31,
 1994...........     15.07%     $1,150.70       13.78%     $1,137.80
Inception
 (October 21,
 1994) to
 October 31,
 1994...........                                                           1.33%      $1,013.30       1.33%      $1,013.30
Year Ended
 October 31,
 1993...........     31.72%     $1,317.20       30.39%     $1,303.90
Year Ended
 October 31,
 1992...........     (6.90)%    $  931.00       (7.73)%    $  922.70
Year Ended
 October 31,
 1991...........     11.54%     $1,115.40       10.35%     $1,103.50
Year Ended
 October 31,
 1990...........     10.39%     $1,103.90        9.19%     $1,091.90
Year Ended
 October 31,
 1989...........      9.62%     $1,096.20        8.28%     $1,082.80
Year Ended
 October 31,
 1988...........                                 7.35%     $1,073.50
Inception
 (October 26,
 1988) to
 October 31,
 1988...........      1.93%     $1,019.30
Inception
 (January 30,
 1987) to
 October 31,
 1987...........                                (7.10)%    $  929.00
                                                           AGGREGATE TOTAL RETURN
                                                (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
 (October 26,
 1988) to
 October 31,
 1996...........    132.18%     $2,321.80
Inception
 (January 30,
 1987) to
 October 31,
 1996...........                               120.22%     $2,202.20
Inception
 (October 21,
 1994) to
 October 31,
 1996...........                                                          25.11%      $1,251.10      20.50%      $1,205.00

--------

  In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into four classes of shares, designated Class A, Class B, Class C and Class D. Under the Declaration of Trust, the Trustees have the authority to issue separate classes of shares which would represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that (i) expenses related to the distribution of the shares of a class may be borne solely by such class, (ii) a class may have exclusive voting rights with respect to matters relating to the expenses being borne only by such class and (iii) classes may have different conversion rights. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses which may be attributable only to one class. Shares have no preemptive rights. The rights of redemption, exchange and conversion are described elsewhere herein and in the Prospectus. Shares are fully paid and non-assessable by the Fund.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to a vote of shareholders, except that shareholders of a class bearing account maintenance and/or distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. Except in limited circumstances, no amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on October 31, 1996, and its shares outstanding on that date is as follows:

                               CLASS A      CLASS B      CLASS C     CLASS D
                             ------------ ------------ ----------- ------------
Net Assets.................. $216,055,527 $738,535,164 $15,916,602 $114,020,513
                             ============ ============ =========== ============
Number of Shares
 Outstanding................   12,960,165   47,730,301   1,030,257    6,879,714
                             ============ ============ =========== ============
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding)............... $      16.67 $      15.47 $     15.45 $      16.57
Sales Charge (for Class A
 and Class D shares: 5.25%
 of offering price (5.54% of
 net asset value per
 share))*...................          .92           **          **          .92
                             ------------ ------------ ----------- ------------
Offering Price.............. $      17.59 $      15.47 $     15.45 $      17.49
                             ============ ============ =========== ============

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Trustees of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on January 31, 1997.

                               ----------------

  The Declaration of Trust establishing the Fund, dated March 11, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch EuroFund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,

Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

December 10, 1996


SCHEDULE OF INVESTMENTS                                                                                              (in US dollars)

                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
Croatia

Banking                  90,000   ++Zagrebacka Banka (GDR)*                          $  1,234,184      $    1,743,750         0.2%


Pharmaceuticals          75,000   ++Pliva D.D. (GDR)*                                   2,255,760           3,693,750         0.3


                                    Total Investments in Croatia                        3,489,944           5,437,500         0.5



Czech Republic

Banking                  44,000   ++Komercni Banka A.S.                                 1,148,451           1,062,193         0.1


Investment Fund          25,520   ++Zivnobanka--Investicni Fond                           424,345             467,038         0.0


Mining                   36,660   ++Severoceske Doly                                      802,181             927,273         0.1


Telecommunications       27,500   ++SPT Telecom A.S.                                    2,535,302           2,944,967         0.3


Utility                  55,000     Ceske Energeticke Zavody                            1,659,778           1,616,203         0.1


                                    Total Investments in the Czech Republic             6,570,057           7,017,674         0.6



Denmark

Textiles                137,502   ++Carli Gry International A/S                         3,862,756           6,222,131         0.6


                                    Total Investments in Denmark                        3,862,756           6,222,131         0.6



Finland

Metals & Mining         405,100     Outokumpu OY                                        6,167,229           6,841,999         0.6


Paper & Forest        2,003,700   ++Enso-Gutzeit OY 'R' (Ordinary) (Registered)        14,186,087          15,704,365         1.4
Products              1,959,500   ++Metsa Serla OY (Class B)                           14,945,500          13,627,467         1.3
                        956,252   ++UPM-Kymmene Corp. (c)                              19,109,699          19,423,143         1.8
                                                                                     ------------      --------------       ------
                                                                                       48,241,286          48,754,975         4.5


                                    Total Investments in Finland                       54,408,515          55,596,974         5.1



France

Automobiles &            70,682     Peugeot S.A.                                        9,520,592           7,375,681         0.7
Equipment                96,600     Sommer Allibert S.A.                                2,862,214           2,685,540         0.2
                                                                                     ------------      --------------       ------
                                                                                       12,382,806          10,061,221         0.9


Banking                  87,750     Societe Generale de France S.A.                     9,244,244           9,465,964         0.9


Communication           115,350     Alcatel Alsthom Cie Generale d'Electricite S.A.    10,954,707           9,846,235         0.9
Equipment


Construction            108,150     Bouygues S.A.                                      10,968,837          10,607,923         1.0


Electronics             213,960   ++SGS-Thomson Microelectronics N.V.                  10,037,342          11,347,696         1.0


Financial Services      201,300     Compagnie de Suez S.A.                              7,592,048           8,674,210         0.8
                        150,200     Compagnie Financiere de Paribas S.A.                8,164,002           9,674,576         0.9
                         48,020     EuraFrance S.A.                                    13,909,651          21,011,923         1.9
                                                                                     ------------      --------------       ------
                                                                                       29,665,701          39,360,709         3.6


Food Manufacturing       37,620     Groupe Danone S.A.                                  5,976,543           5,155,644         0.5

SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)

                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
France (concluded)

Insurance               421,465     Assurances Generales de France S.A. (AGF)        $ 11,424,808      $   12,443,111         1.2%


Machinery               177,431     Compagnie de Fives-Lille S.A.                       9,488,305          16,083,353         1.5


Metals & Steel          893,378     Usinor-Sacilor                                     13,251,879          13,266,518         1.2


Oil--Related            169,290     Elf Aquitaine S.A.                                 12,219,543          13,549,033         1.2


                                    Total Investments in France                       135,614,715         151,187,407        13.9



Germany

Automobiles              49,131     Volkswagen AG                                      18,529,557          19,360,491         1.8


Banking                  89,300     Commerzbank AG (Warrants) (a)                       2,484,778           2,909,583         0.3
                        444,600     Deutsche Bank AG (Warrants) (a)                     3,812,315           2,409,438         0.2
                                                                                     ------------      --------------       ------
                                                                                        6,297,093           5,319,021         0.5


Chemicals               280,965     Bayer AG                                            8,702,101          10,625,086         1.0
                         77,016   ++Henkel KGaA                                         3,295,326           3,425,535         0.3
                        693,144     Henkel KGaA (Preferred)                            28,354,282          31,127,576         2.9
                                                                                     ------------      --------------       ------
                                                                                       40,351,709          45,178,197         4.2


Construction             30,480   ++Philipp Holzmann AG                                11,661,385           7,554,028         0.7


Engineering             321,783   ++Kloeckner Werke AG                                 14,985,368          11,228,698         1.0


Metals                   19,014     Degussa AG                                          6,577,431           7,464,355         0.7


Retail Trade             30,485     Karstadt AG                                        11,896,585          11,127,398         1.0
                         55,190     Moebel Walther AG (Preferred)                       2,067,520           3,414,040         0.3
                                                                                     ------------      --------------       ------
                                                                                       13,964,105          14,541,438         1.3


                                    Total Investments in Germany                      112,366,648         110,646,228        10.2


Greece

Beverages                55,000     Hellenic Bottling Co.                               1,677,636           1,773,820         0.2


                                    Total Investments in Greece                         1,677,636           1,773,820         0.2



Hungary

Chemicals                90,000   ++Tisza Vegyi Kombinat Reszvenytarsasag (GDR)*          792,900             778,500         0.1


Food/Grocery             27,500     Pick Szeged Reszvenytarsasag                        1,236,392           1,240,095         0.1


Natural Gas             165,000     Mol Re Hung Oil & Gas                               1,416,909           1,684,758         0.1


Packaging & Containers   29,500   ++Cofinec S.A. (GDR)*                                 1,066,831             864,350         0.1


Pharmaceuticals         104,551     Egis                                                2,206,693           6,455,720         0.6
                        220,000     Gedeon Richter (GDR)*                               3,141,407          11,825,000         1.1
                                                                                     ------------      --------------       ------
                                                                                        5,348,100          18,280,720         1.7


                                    Total Investments in Hungary                        9,861,132          22,848,423         2.1

SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)

                     Shares Held/                                                                          Value        Percent of
Industry             Face Amount          Investments                                   Cost             (Note 1a)      Net Assets
Ireland

Paper & Forest        4,279,417     Jefferson Smurfit Group PLC                      $ 12,726,781      $   11,659,507         1.1%
Products

                                    Total Investments in Ireland                       12,726,781          11,659,507         1.1



Italy

Construction/           771,200     Italcementi S.p.A.                                  5,174,183           4,087,731         0.4
Building Materials


Diversified          13,030,335   ++Compagnie Industriali Riunite S.p.A. (CIR)         12,170,577           6,163,171         0.6
Holdings             22,853,050   ++Montedison S.p.A.                                  21,738,076          14,954,961         1.4
                                                                                     ------------      --------------       ------
                                                                                       33,908,653          21,118,132         2.0


Engineering           1,267,141   ++Filippo Fochi S.p.A.                                3,977,851              93,621         0.0


Insurance             8,106,664     Istituto Nazionale delle Assicurazioni (INA)       11,436,541          11,203,550         1.0
                  US$ 1,755,000     Republic of Italy, INA Convertible,
                                    5% due 6/28/2001                                    1,755,000           1,755,000         0.2
                                                                                     ------------      --------------       ------
                                                                                       13,191,541          12,958,550         1.2


Oil & Gas Producers   2,294,656     Ente Nazionale Idrocarburi S.p.A. (ENI)             9,820,120          10,997,213         1.0
                      1,400,000     Ente Nazionale Idrocarburi S.p.A. (ENI)
                                    (Warrants) (a)                                        784,864           1,025,134         0.1
                                                                                     ------------      --------------       ------
                                                                                       10,604,984          12,022,347         1.1


Telecommunications    7,347,051     Societa Finanziaria Telefonica S.p.A. (STET)       17,586,684          19,580,504         1.8


                                    Total Investments in Italy                         84,443,896          69,860,885         6.5



Netherlands

Automobiles &           152,000     Vredestein Groep N.V.                               1,513,329           1,854,861         0.2
Equipment

Chemicals               103,590     Akzo Nobel                                         12,803,628          13,056,383         1.2
                        310,870     European Vinyls Corporation International N.V.     11,599,987           8,595,062         0.8
                                                                                     ------------      --------------       ------
                                                                                       24,403,615          21,651,445         2.0


Diversified Holdings    141,504     Internatio-Mueller N.V.                             2,822,501           3,411,846         0.3


Electrical Equipment    439,875     Philips Electronics N.V.                           15,878,566          15,507,000         1.4
                        112,592     Twentsche Kabel Holding N.V.                        4,628,319           5,250,267         0.5
                                                                                     ------------      --------------       ------
                                                                                       20,506,885          20,757,267         1.9


Engineering &           114,450     Kondor Wessels Groep N.V.                           4,290,980           4,318,104         0.4
Construction


Financial Services      223,135     Aegon N.V.                                          4,699,202          11,352,090         1.1
                        261,563     Fortis Amev N.V.                                    4,457,390           7,817,747         0.7
                        381,907     International Nederlanden Groep N.V.                6,632,497          11,909,969         1.1
                                                                                     ------------      --------------       ------
                                                                                       15,789,089          31,079,806         2.9


Packaging &             160,100     Koninklijke KNP BT N.V.                             3,741,528           3,529,883         0.3
Containers


Transportation          202,108     KLM Royal Dutch Airlines N.V.                       6,051,185           4,813,514         0.4


                                    Total Investments in the Netherlands               79,119,112          91,416,726         8.4

SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)

                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
Norway

Manufacturing           222,000     Orkla A.S. (Class A)                             $ 11,216,632      $   14,204,435         1.3%


Oil & Gas               605,620     Saga Petroleum A.S. (Class B)                       7,158,949           9,497,538         0.9
Producers


                                    Total Investments in Norway                        18,375,581          23,701,973         2.2


Poland

Automobile               23,926   ++Stomil Olsztyn S.A.                                   312,543             253,762         0.0
Components

Banking                 200,000     Wielkopolsky Bank Kredytowy S.A.                      997,075           1,245,685         0.1


Chemicals               387,805     Polifarb Wroclaw S.A.                                 991,199           1,725,295         0.2


Electrical Equipment    600,000   ++Bydgoska Fabryka Kabli S.A.                         1,790,810           4,185,500         0.4
                         73,203     Elektrobudowa S.A.                                    928,098           1,133,335         0.1
                                                                                     ------------      --------------       ------
                                                                                        2,718,908           5,318,835         0.5


Engineering &           890,000     Elektrim S.A.                                       3,945,778           7,443,855         0.7
Construction            360,000     Mostostal Zabrze                                    1,713,606           1,473,467         0.1
                                                                                     ------------      --------------       ------
                                                                                        5,659,384           8,917,322         0.8


Metals                  110,000   ++Stalexport S.A.                                     1,887,541           1,378,083         0.1


                                    Total Investments in Poland                        12,566,650          18,838,982         1.7



Portugal

Construction/           300,000   ++Cimpor-Cimentos de Portugal S.A.                    6,108,685           6,309,080         0.6
Building Materials


Telecommunications       53,690     Portugal Telecom S.A.                               1,227,704           1,396,916         0.1


                                    Total Investments in Portugal                       7,336,389           7,705,996         0.7



Russia

Natural Gas             525,000   ++Gazprom (ADR)**                                     8,268,750           9,843,750         0.9


                                    Total Investments in Russia                         8,268,750           9,843,750         0.9



Slovakia

Metals & Mining          27,500     VSZ                                                   389,875             529,711         0.1
                        121,700   ++Zavod SNP                                           1,835,272           2,211,593         0.2
                                                                                     ------------      --------------       ------
                                                                                        2,225,147           2,741,304         0.3


Pharmaceuticals          25,000     Slovakofarma                                        1,522,842           2,564,020         0.2


                                    Total Investments in Slovakia                       3,747,989           5,305,324         0.5

SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)

                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
Spain

Construction             64,300     Fomento de Construcciones y Contratas S.A.       $  5,323,781      $    5,225,510         0.5%

Utilities--Electric     135,650     Empresa Nacional de Electricidad S.A. (Endesa)      8,204,809           8,310,531         0.7


                                    Total Investments in Spain                         13,528,590          13,536,041         1.2



Sweden

Appliances              285,800     Electrolux AB                                      13,761,199          15,929,765         1.4


Automobile              215,600     Garphyttan Industrier AB                            2,774,235           2,495,332         0.2
Components

Banking                 543,146     Sparbanken Sverige AB (Class A)                     6,370,723           8,602,328         0.8


Engineering             445,350     SKF AB (Class A)                                    8,101,991           9,732,388         0.9
                        468,694     Svedala Industry AB                                 6,063,936           7,351,783         0.7
                                                                                     ------------      --------------       ------
                                                                                       14,165,927          17,084,171         1.6


Financial Services      236,965     Stadshypotek AB                                     3,981,527           6,225,000         0.6


Insurance               411,950     Skandia Forsakrings AB                              9,778,411          11,574,625         1.1


Medical Supplies        276,100     Getinge Industrier AB (Class B)                     4,708,228           5,045,610         0.5


Metals & Steel          717,884     Avesta-Sheffield AB                                 6,417,381           7,215,464         0.7


Paper & Forest          500,700     Mo och Domsjo AB (Class B)                         11,769,975          13,801,371         1.3
Products              7,313,800     Rottneros Bruks AB                                 10,774,603           8,464,917         0.8
                        961,500     Stora Kopparbergs AB                               11,893,653          12,592,553         1.1
                                                                                     ------------      --------------       ------
                                                                                       34,438,231          34,858,841         3.2


Pharmaceuticals         303,100     Astra AB 'A'                                       13,118,109          13,939,877         1.3


                                    Total Investments in Sweden                       109,513,971         122,971,013        11.4



Switzerland

Banking                 154,433     CS Holding AG (Registered)                         15,844,746          15,481,313         1.4


Chemicals                20,248     Clariant AG (Registered)                            6,645,306           7,090,176         0.7


Consumer Products        44,461     Societe Suisse pour la Microelectronique et
                                    l'Horlogerie AG (Registered)                        6,244,014           6,266,339         0.6


Diversified Holdings    212,567   ++Oerlikon-Buehrle Holding AG                        22,632,161          21,055,847         1.9


Pharmaceuticals          19,505     Ciba-Geigy AG                                      13,001,098          24,114,090         2.2
                          7,340     Sandoz AG (Registered)                              7,986,598           8,514,959         0.8
                                                                                     ------------      --------------       ------
                                                                                       20,987,696          32,629,049         3.0


Retail                   13,500     Fotolabo S.A.                                       5,606,913           5,295,379         0.5


                                    Total Investments in Switzerland                   77,960,836          87,818,103         8.1

SCHEDULE OF INVESTMENTS (continued)                                                                                  (in US dollars)

                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
Turkey

Automobiles           2,790,000     Otosan Otomobil Sanayii A.S.                     $    822,460      $      942,568         0.1%


Banking              37,799,000     Finans Bank A.S.                                      713,974             697,435         0.0
                     27,000,000     Yapi Ve Kredi Bankasi A.S.                            621,321             701,663         0.1
                                                                                     ------------      --------------       ------
                                                                                        1,335,295           1,399,098         0.1


Diversified           5,500,000   ++Alarko Holdings A.S.                                1,052,794             971,933         0.1
Holdings             56,700,000   ++Dogan Sirketler Grubu Holding A.S.                    905,183           1,075,650         0.1
                     16,200,000     Net Holding A.S.                                      510,467             547,297         0.0
                                                                                     ------------      --------------       ------
                                                                                        2,468,444           2,594,880         0.2


Food Service            846,000     Usas Ucak Servisi A.S.                              1,440,811           1,692,879         0.2


Investment Fund       5,154,000     Koc Yatirim Ve Sanayi Mamulleri Pazarlama S.A.        923,984             897,396         0.1


Machinery            24,206,000   ++Izmir Demir Celik Sanayii A.S.                        221,366             196,265         0.0


Paper & Forest        3,693,000     Kartonsan Karton Sanayi Ve Ticaret A.S.               307,167             345,499         0.0
Products


Pharmaceuticals      22,085,000   ++Eczacibasi Ilac Sanayi Ve Ticaret A.S.                974,601           1,033,082         0.1


Printing &           26,160,000     Hurriyet Gazetecilik Ve Matbaacilik A.S.            1,088,850           1,332,474         0.1
Publishing

Textiles              3,931,000     Altinyildiz Mensucat Ve Konfeksiyon
                                    Fabriklari A.S                                        570,622             602,726         0.1


Utilities--Electric   2,200,000     Cukurova Elektrik A.S.                              1,857,082           1,760,915         0.2


                                    Total Investments in Turkey                        12,010,682          12,797,782         1.2



United Kingdom

Beverages               617,140     Matthew Clark PLC                                   6,049,421           3,071,750         0.3


Chemicals             1,495,500     Inspec Group PLC                                    6,707,529           5,278,699         0.5


Computer/               248,500     Misys PLC                                           2,693,600           3,668,207         0.3
Commercial/Office


Diversified Holdings  6,712,250     Hanson PLC (Ordinary)                              11,603,340           8,843,698         0.8


Financial Services      997,000     HSBC Holdings PLC                                  15,115,875          20,920,191         1.9


Food & Beverage       1,240,800     Cadbury Schweppes PLC                              10,423,624          10,313,438         1.0
                      2,222,960     Grand Metropolitan PLC                             14,283,698          16,759,542         1.5
                        981,800     Unilever PLC                                       18,696,594          20,617,217         1.9
                                                                                     ------------      --------------       ------
                                                                                       43,403,916          47,690,197         4.4


Industrials           1,910,200     Tomkins PLC                                         6,911,157           8,016,399         0.7


Insurance             1,193,300     Prudential Corp. PLC                                5,739,834           9,006,341         0.8


Pharmaceuticals       1,968,900     British Biotech PLC                                 6,781,494           7,109,800         0.7
                        785,000     Glaxo Wellcome PLC (b)                             10,033,870          12,283,595         1.1
                                                                                     ------------      --------------       ------
                                                                                       16,815,364          19,393,395         1.8

SCHEDULE OF INVESTMENTS (concluded)                                                                                  (in US dollars)

                        Shares                                                                             Value        Percent of
Industry                 Held                Investments                                Cost             (Note 1a)      Net Assets
United Kingdom
(concluded)

Real Estate             687,475     Land Securities PLC                              $  6,551,222      $    8,006,647         0.7%


Retail                6,387,680     Asda Group PLC                                     11,752,819          12,208,485         1.1
                      2,910,000     Tesco PLC                                          12,545,688          15,738,575         1.5
                                                                                     ------------      --------------       ------
                                                                                       24,298,507          27,947,060         2.6


Shipping &              708,300     Peninsular & Oriental Steam Navigation Co.          5,666,308           6,953,049         0.6
Construction


Telecommunications    1,695,000     Cable & Wireless PLC                               11,441,733          13,482,155         1.3


Tobacco                 671,225   ++Imperial Tobacco Group PLC                          4,763,476           3,925,073         0.4


Utilities--Electric,    458,350     Anglian Water PLC                                   4,170,424           4,048,348         0.4
Gas & Water             517,175     Severn Trent PLC                                    5,282,947           5,182,019         0.5
                        831,000     South West Water PLC                                6,526,211           7,853,404         0.7
                        687,000     Thames Water PLC                                    5,710,625           6,190,807         0.6
                        609,500     United Utilities PLC                                5,559,936           5,641,138         0.5
                        529,650     Yorkshire Water PLC                                 5,154,410           5,324,247         0.5
                                                                                     ------------      --------------       ------
                                                                                       32,404,553          34,239,963         3.2


                                    Total Investments in the United Kingdom           200,165,835         220,442,824        20.3



United States

Chemicals                95,889   ++Millennium Chemicals Inc.                           2,801,966           1,941,752         0.2


                                    Total Investments in the United States              2,801,966           1,941,752         0.2

                        Face
                       Amount                Short-Term Securities
Repurchase      US$  28,597,000     SBC Warburg Inc., purchased on 10/31/96
Agreement***                        to yield 5.52% to 11/01/1996                       28,597,000          28,597,000         2.6


                                    Total Investments in Short-Term Securities         28,597,000          28,597,000         2.6



Total Investments                                                                    $999,015,431       1,087,167,815       100.2
                                                                                     ============
Liabilities in Excess of Other Assets                                                                      (2,640,009)       (0.2)
                                                                                                       --------------       ------
Net Assets                                                                                             $1,084,527,806       100.0%
                                                                                                       ==============       ======

 (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (b)Formerly Glaxo Holdings PLC.
 (c)Created from merger of Kymmene Corporation and Repola
    Ltd.
   *Global Depositary Receipts (GDR).
  **American Depositary Receipts (ADR).
 ***Repurchase Agreements are fully collateralized by US
    Government & Agency Obligations.
  ++Non-income producing security.

    See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of October 31, 1996
Assets:            Investments, at value (identified cost--$999,015,431) (Note 1a)                                  $ 1,087,167,815
                   Cash                                                                                                       1,308
                   Foreign cash (Note 1b)                                                                                12,098,442
                   Receivables:
                     Securities sold                                                               $    6,931,948
                     Dividends                                                                          2,904,876
                     Beneficial interest sold                                                           1,385,142
                     Interest                                                                              34,594        11,256,560
                                                                                                   --------------
                   Prepaid registration fees and other assets (Note 1f)                                                     110,942
                                                                                                                    ---------------
                   Total assets                                                                                       1,110,635,067
                                                                                                                    ---------------

Liabilities:       Payables:
                     Securities purchased                                                              22,379,595
                     Beneficial interest redeemed                                                       1,472,070
                     Investment adviser (Note 2)                                                          683,515
                     Distributor (Note 2)                                                                 659,538        25,194,718
                                                                                                   --------------
                   Accrued expenses and other liabilities                                                                   912,543
                                                                                                                    ---------------
                   Total liabilities                                                                                     26,107,261
                                                                                                                    ---------------



Net Assets:        Net assets                                                                                       $ 1,084,527,806
                                                                                                                    ===============


Net Assets         Class A Shares of beneficial interest, $0.10 par value, unlimited number
Consist of:        of shares authorized                                                                             $     1,296,016
                   Class B Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized                                                                                   4,773,030
                   Class C Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized                                                                                     103,026
                   Class D Shares of beneficial interest, $0.10 par value, unlimited number
                   of shares authorized                                                                                     687,971
                   Paid-in capital in excess of par                                                                     820,868,509
                   Undistributed investment income--net                                                                  13,058,543
                   Undistributed realized capital gains on investments and foreign
                   currency transactions--net                                                                           155,609,563
                   Unrealized appreciation on investments and foreign currency
                   transactions--net                                                                                     88,131,148
                                                                                                                    ---------------
                   Net assets                                                                                       $ 1,084,527,806
                                                                                                                    ===============


Net Asset Value:   Class A--Based on net assets of $216,055,527 and 12,960,165 shares of
                   beneficial interest outstanding                                                                  $         16.67
                                                                                                                    ===============
                   Class B--Based on net assets of $738,535,164 and 47,730,301 shares of
                   beneficial interest outstanding                                                                  $         15.47
                                                                                                                    ===============
                   Class C--Based on net assets of $15,916,602 and 1,030,257 shares of
                   beneficial interest outstanding                                                                  $         15.45
                                                                                                                    ===============
                   Class D--Based on net assets of $114,020,513 and 6,879,714 shares of
                   beneficial interest outstanding                                                                  $         16.57
                                                                                                                    ===============


                   See Notes to Financial Statements.

Statement of Operations for the Year Ended October 31, 1996
Investment Income  Dividends (net of $4,946,431 foreign withholding tax)                                            $    31,528,605
(Notes 1d & 1e):   Interest                                                                                               1,890,557
                                                                                                                    ---------------
                   Total income                                                                                          33,419,162
                                                                                                                    ---------------


Expenses:          Investment advisory fees (Note 2)                                               $    7,971,953
                   Account maintenance & distribution fees--Class B (Note 2)                            7,419,497
                   Transfer agent fees--Class B (Note 2)                                                1,538,128
                   Custodian fees                                                                       1,178,609
                   Transfer agent fees--Class A (Note 2)                                                  348,943
                   Account maintenance fees--Class D (Note 2)                                             272,012
                   Printing and shareholder reports                                                       241,535
                   Transfer agent fees--Class D (Note 2)                                                  189,470
                   Accounting services (Note 2)                                                           161,152
                   Account maintenance & distribution fees--Class C (Note 2)                              116,324
                   Registration fees (Note 1f)                                                            108,387
                   Professional fees                                                                       94,383
                   Trustees' fees and expenses                                                             37,812
                   Transfer agent fees--Class C (Note 2)                                                   26,579
                   Pricing fees                                                                            10,146
                   Other                                                                                   20,799
                                                                                                   --------------
                   Total expenses                                                                                        19,735,729
                                                                                                                    ---------------
                   Investment income--net                                                                                13,683,433
                                                                                                                    ---------------

Realized &         Realized gain from:
Unrealized Gain      Investments--net                                                                 153,272,806
(Loss) on            Foreign currency transactions--net                                                21,489,985       174,762,791
Investments &                                                                                      --------------
Foreign Currency   Change in unrealized appreciation/depreciation on:
Transactions--Net    Investments--net                                                                 (16,562,776)
(Notes 1b, 1c,       Foreign currency transactions--net                                                 3,455,287       (13,107,489)

1e & 3):                                                                                           --------------   ---------------
                   Net realized and unrealized gain on investments and
                   foreign currency transactions                                                                        161,655,302
                                                                                                                    ---------------
                   Net Increase in Net Assets Resulting from Operations                                             $   175,338,735
                                                                                                                    ===============

                   See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                     For the Year Ended October 31,
                                                                                                         1996              1995
Increase (Decrease) in Net Assets:
Operations:        Investment income--net                                                          $   13,683,433   $     5,821,964
                   Realized gain on investments and foreign currency transactions--net                174,762,791        74,008,615
                   Change in unrealized appreciation/depreciation on investments and
                   foreign currency transactions--net                                                 (13,107,489)      (33,482,794)

                                                                                                   --------------   ---------------
                   Net increase in net assets resulting from operations                               175,338,735        46,347,785
                                                                                                   --------------   ---------------

Distributions to   Realized gain on investments--net:
Shareholders         Class A                                                                          (13,622,154)      (22,844,949)

(Note 1g):           Class B                                                                          (56,048,905)     (110,166,564)

                     Class C                                                                             (685,313)         (139,938)

                     Class D                                                                           (6,991,081)       (1,841,772)

                                                                                                   --------------   ---------------

                   Net decrease in net assets resulting from distributions to shareholders            (77,347,453)     (134,993,223)

                                                                                                   --------------   ---------------


Beneficial         Net decrease in net assets derived from beneficial interest transactions          (127,806,154)     (120,582,541)

Interest                                                                                           --------------   ---------------
Transactions
(Note 4):


Net Assets:        Total decrease in net assets                                                       (29,814,872)     (209,227,979)

                   Beginning of year                                                                1,114,342,678     1,323,570,657
                                                                                                   --------------   ---------------
                   End of year*                                                                    $1,084,527,806   $ 1,114,342,678
                                                                                                   ==============   ===============

                  *Undistributed investment income--net (Note 1h)                                  $   13,058,543   $            --
                                                                                                   ==============   ===============

                   See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived                                          Class A
from information provided in the financial statements.                                  For the Year Ended October 31,

Increase (Decrease) in Net Asset Value:                                   1996++       1995++       1994++      1993       1992
Per Share          Net asset value, beginning of year                   $  15.07     $  15.96   $    13.87    $  10.53    $  11.62
Operating                                                               --------     --------   ----------    --------    --------
Performance:       Investment income--net                                    .32          .19          .18         .26         .24

                   Realized and unrealized gain (loss) on invest-
                   ments and foreign currency transactions--net             2.32          .56         1.91        3.08       (1.02)
                                                                        --------     --------   ----------    --------    --------
                   Total from investment operations                         2.64          .75         2.09        3.34        (.78)
                                                                        --------     --------   ----------    --------    --------
                   Less dividends and distributions:
                     Investment income--net                                   --           --           --          --        (.31)
                     Realized gain on investments--net                     (1.04)       (1.64)          --          --          --
                                                                        --------     --------   ----------    --------    --------
                   Total dividends and distributions                       (1.04)       (1.64)          --          --        (.31)
                                                                        --------     --------   ----------    --------    --------
                   Net asset value, end of year                         $  16.67     $  15.07   $    15.96    $  13.87    $  10.53
                                                                        ========     ========   ==========    ========    ========


Total Investment   Based on net asset value per share                     18.86%        6.19%       15.07%      31.72%      (6.90%)
Return:*                                                                ========     ========   ==========    ========    ========


Ratios to          Expenses                                                1.10%        1.12%        1.03%       1.04%       1.09%
Average                                                                 ========     ========   ==========    ========    ========
Net Assets:        Investment income (loss)--net                           2.04%        1.32%        1.17%       1.50%      (2.69%)
                                                                        ========     ========   ==========    ========    ========

Supplemental       Net assets, end of year (in thousands)               $216,056     $204,713   $  236,288    $182,612    $ 87,865
Data:                                                                   ========     ========   ==========    ========    ========
                   Portfolio turnover                                     92.34%       72.16%       82.47%     115.10%     109.95%
                                                                        ========     ========   ==========    ========    ========
                   Average commission paid+++                           $  .0046           --           --          --          --
                                                                        ========     ========   ==========    ========    ========

                  *Total investment returns exclude the effect of sales loads.
                 ++Based on average shares outstanding during the period.
                +++For fiscal years beginning on or after September 1, 1995, the
                   Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may affect the rate shown.

                      See Notes to Financial Statements.

Financial Highlights (continued)
The following per share data and ratios have been derived                                         Class B
from information provided in the financial statements.                                For the Year Ended October 31,

Increase (Decrease) in Net Asset Value:                                   1996++       1995++       1994++       1993       1992
Per Share          Net asset value, beginning of year                   $  14.20    $  15.28    $    13.43    $  10.30    $  11.41
Operating                                                               --------    --------    ----------    --------    --------
Performance:       Investment income--net                                    .14         .04           .02         .16         .12

                   Realized and unrealized gain (loss) on invest-
                   ments and foreign currency transactions--net             2.17         .52          1.83        2.97        (.98)
                                                                        --------    --------    ----------    --------    --------
                   Total from investment operations                         2.31         .56          1.85        3.13        (.86)
                                                                        --------    --------    ----------    --------    --------
                   Less dividends and distributions:
                     Investment income--net                                   --          --            --          --        (.25)
                     Realized gain on investments--net                     (1.04)      (1.64)           --          --          --
                                                                        --------    --------    ----------    --------    --------
                   Total dividends and distributions                       (1.04)      (1.64)           --          --        (.25)
                                                                        --------    --------    ----------    --------    --------
                   Net asset value, end of year                         $  15.47     $ 14.20    $    15.28    $  13.43    $  10.30
                                                                        ========    ========    ==========    ========    ========



Total Investment   Based on net asset value per share                     17.61%       5.12%        13.78%      30.39%      (7.73%)
Return:*                                                                ========    ========    ==========    ========    ========


Ratios to          Expenses                                                2.13%       2.15%         2.06%       2.08%       2.12%
Average                                                                 ========    ========    ==========    ========    ========
Net Assets:        Investment income (loss)--net                           1.00%        .27%          .14%        .51%      (3.37%)
                                                                        ========    ========    ==========    ========    ========


Supplemental       Net assets, end of year (in thousands)               $738,535    $795,469    $1,086,480    $765,279    $447,104
Data:                                                                   ========    ========    ==========    ========    ========
                   Portfolio turnover                                     92.34%      72.16%        82.47%     115.10%     109.95%
                                                                        ========    ========    ==========    ========    ========
                   Average commission paid+++                           $  .0046          --            --          --          --
                                                                        ========    ========    ==========    ========    ========


                  *Total investment returns exclude the effect of sales loads.
                 ++Based on average shares outstanding during the period.
                +++For fiscal years beginning on or after September 1, 1995, the
                   Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may affect the rate shown.

                   See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                           Class C                            Class D
                                                                                   For the                            For the
                                                                                   Period                             Period
The following per share data and ratios have been derived                          Oct. 21,                           Oct. 21,
from information provided in the financial statements.          For the Year       1994++ to     For the Year         1994++ to
                                                              Ended October 31,    Oct. 31,     Ended October 31,     Oct. 31,
Increase (Decrease) in Net Asset Value:                      1996++++  1995++++    1994++++    1996++++    1995++++   1994++++
Per Share          Net asset value, beginning of period     $  14.19   $  15.28   $ 15.08     $    15.02   $  15.96   $  15.75
Operating                                                   --------   --------   -------     ----------   --------   --------
Performance:       Investment income (loss)--net                 .15        .01      (.01)           .28        .20        .00++++++


                   Realized and unrealized gain on
                   investments and foreign currency
                   transactions--net                            2.15        .54       .21           2.31        .50        .21
                                                            --------   --------   -------     ----------   --------   --------
                   Total from investment operations             2.30        .55       .20           2.59        .70        .21
                                                            --------   --------   -------     ----------   --------   --------
                   Less distributions from realized gain
                   on investments--net                         (1.04)     (1.64)       --          (1.04)     (1.64)        --
                                                            --------   --------   -------     ----------   --------   --------
                   Net asset value, end of period           $  15.45   $  14.19   $ 15.28     $    16.57   $  15.02   $  15.96
                                                            ========   ========   =======     ==========   ========   ========


Total Investment   Based on net asset value per share         17.55%      5.04%     1.33%++++     18.57%      5.85%      1.33%+++
Return:**                                                   ========   ========   =======     ==========   ========   ========


Ratios to          Expenses                                    2.15%      2.18%     2.86%*         1.34%      1.38%      2.11%*
Average                                                     ========   ========   =======     ==========   ========   ========
Net Assets:        Investment income (loss)--net               1.04%       .11%    (2.47%)*        1.83%      1.37%     (1.70%)*
                                                            ========   ========   =======     ==========   ========   ========

Supplemental       Net assets, end of period
Data:              (in thousands)                           $ 15,917   $  9,668   $   462     $  114,020   $104,493   $    340
                                                            ========   ========   =======     ==========   ========   ========
                   Portfolio turnover                         92.34%     72.16%    82.47%         92.34%     72.16%     82.47%
                                                            ========   ========   =======     ==========   ========   ========
                   Average commission paid+++++++           $  .0046         --        --     $    .0046         --         --
                                                            ========   ========   =======     ==========   ========   ========

                  *Annualized.
                 **Total investment returns exclude the effect of sales loads.
                +++Aggregate total investment return.
            +++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may affect the rate shown.
                 ++Commencement of Operations.
               ++++Based on average shares outstanding during the period.
             ++++++Amount is less than $.01 per share.

                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diver-sified, open-end management investment company.
The Fund offers four classes of shares under the Merrill
Lynch Select Pricing SM System. Shares of Class A and
Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures.
The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securi-ties and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse move-ments in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is sub-sequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--
Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distri-butions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $624,890 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory
Agreement with Merrill Lynch Asset Management, L.P.
("MLAM"). The general partner of MLAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned sub-sidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with
Merrill Lynch Funds Distributor, Inc. ("MLFD" or
"Distributor"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facili-ties, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75% on an annual basis of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill
Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM
U.K. a fee computed at the rate of 0.15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1996, MLAM paid MLAM UK a fee of $1,584,850 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution
Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account mainte-nance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                   Account
               Maintenance Fee    Distribution Fee

Class B              0.25%            0.75%
Class C              0.25%            0.75%
Class D              0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account main-tenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account main-tenance services to Class B, Class C and Class D share-holders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1996, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                    MLFD           MLPF&S

Class A            $4,552         $ 52,792
Class D            $7,829         $104,130


For the year ended October 31, 1996, MLPF&S received contingent deferred sales charges of $1,494,280 and $5,421 relating to transactions in Class B and Class C
Shares, respectively.

In addition, MLPF&S received $178,182 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS,
MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $942,483,642 and $1,033,819,663, respectively.

Net realized and unrealized gains (losses) as of October
31, 1996, were as follows:

                                            Realized         Unrealized
                                         Gains (Losses)    Gains (Losses)

Investments:
  Long-term                              $153,272,806      $  88,152,384
                                         ------------      -------------
Currency transactions:
  Options purchased                        (1,120,982)                --
  Options written                           5,423,750                 --
Foreign currency transactions              13,489,647            (21,236)
Forward foreign
exchange contracts                          3,697,570                 --
                                         ------------      -------------
Total currency transactions                21,489,985            (21,236)
                                         ------------      -------------
Total                                    $174,762,791      $  88,131,148
                                         ============      =============


Transactions in put options written for the year ended
October 31, 1996 were as follows:

                                                              Premiums
                                           Par Value          Received

Outstanding put options
written at beginning of year             $560,000,000      $   5,498,550
Options expired                          (474,000,000)        (4,650,200)
Options closed                            (86,000,000)          (848,350)
                                         ------------      -------------
Outstanding put options
written at end of year                   $         --      $          --
                                         ============      =============


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $74,877,236, of which $134,069,273 related to appreciated securities and $59,192,037 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $1,012,290,579.

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $127,806,154 and $120,582,541 for the years ended October 31, 1996 and October 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                 3,553,169      $  55,452,673
Shares issued to shareholders
in reinvestment of
distributions                                 885,595         12,345,189
                                         ------------      -------------
Total issued                                4,438,764         67,797,862
Shares redeemed                            (5,064,026)       (77,283,493)
                                         ------------      -------------
Net decrease                                 (625,262)     $  (9,485,631)
                                         ============      =============


Class A Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 3,992,118      $  59,286,758
Shares issued to shareholders
in reinvestment of
distributions                               1,491,120         19,695,986
                                         ------------      -------------
Total issued                                5,483,238         78,982,744
Shares redeemed                            (6,703,037)       (97,147,606)
                                         ------------      -------------
Net decrease                               (1,219,799)     $ (18,164,862)
                                         ============      =============


Class B Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                 6,274,132      $  90,913,954
Shares issued to shareholders
in reinvestment of
distributions                               3,757,600         49,074,253
                                         ------------      -------------
Total issued                               10,031,732        139,988,207
Shares redeemed                           (17,727,472)      (252,558,644)
Automatic conversion of
shares                                       (592,963)        (8,462,694)
                                         ------------      -------------
Net decrease                               (8,288,703)     $(121,033,131)
                                         ============      =============


Class B Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 8,300,407      $ 118,574,899
Shares issued to shareholders
in reinvestment of
distributions                               7,573,598         95,092,943
                                         ------------      -------------
Total issued                               15,874,005        213,667,842
Shares redeemed                           (23,991,158)      (330,882,601)
Automatic conversion of
shares                                     (6,951,752)       (95,508,046)
                                         ------------      -------------
Net decrease                              (15,068,905)     $(212,722,805)
                                         ============      =============


Class C Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                 2,608,151      $  37,883,986

Shares issued to shareholders
in reinvestment of
distributions                                  48,252            629,693
                                         ------------      -------------
Total issued                                2,656,403         38,513,679
Shares redeemed                            (2,307,504)       (33,480,305)
                                         ------------      -------------
Net increase                                  348,899      $   5,033,374
                                         ============      =============

NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 1,234,402      $  17,745,431
Shares issued to shareholders
in reinvestment of
distributions                                  10,171            128,000
                                         ------------      -------------
Total issued                                1,244,573         17,873,431
Shares redeemed                              (593,463)        (8,515,458)
                                         ------------      -------------
Net increase                                  651,110      $   9,357,973
                                         ============      =============


Class D Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                10,577,168      $ 162,480,079
Automatic conversion of
shares                                        557,082          8,462,694
Shares issued to shareholders
in reinvestment of
distributions                                 421,472          5,854,244
                                         ------------      -------------
Total issued                               11,555,722        176,797,017
Shares redeemed                           (11,631,183)      (179,117,783)
                                         ------------      -------------
Net decrease                                  (75,461)     $  (2,320,766)
                                         ============      =============


Class D Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 2,264,532      $  34,246,830
Automatic conversion of
shares                                      6,576,119         95,508,046
Shares issued to shareholders
in reinvestment of
distributions                                 127,438          1,690,498
                                         ------------      -------------
Total issued                                8,968,089        131,445,374
Shares redeemed                            (2,034,217)       (30,498,221)
                                         ------------      -------------
Net increase                                6,933,872      $ 100,947,153
                                         ============      =============


5. Commitments:
At October 31, 1996, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell foreign currency aggregating approxi-mately $17,657,000 and $15,321,000, respectively.

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Other Investment Policies and Practices..................................   2
 Investment Restrictions..................................................   7
Management of the Fund....................................................  10
 Trustees and Officers....................................................  10
 Compensation of Trustees.................................................  11
 Management and Advisory Arrangements.....................................  12
Purchase of Shares........................................................  13
 Initial Sales Charge Alternatives--Class A and
  Class D Shares..........................................................  14
 Reduced Initial Sales Charges--Class A and Class D Shares................  16
 Employer-Sponsored Retirement or Savings Plans and Certain Other
  Arrangements............................................................  19
 Distribution Plans.......................................................  19
 Limitations on the Payment of Deferred Sales Charges.....................  20
Redemption of Shares......................................................  21
 Deferred Sales Charges--Class B and Class C Shares.......................  22
Portfolio Transactions and Brokerage......................................  23
Determination of Net Asset Value..........................................  24
Shareholder Services......................................................  25
 Investment Account.......................................................  26
 Automatic Investment Plans...............................................  26
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  27
 Systematic Withdrawal Plans--Class A and Class D Shares..................  27
 Exchange Privilege.......................................................  28
Taxes.....................................................................  30
 Tax Treatment of Options, Futures and Forward Foreign Exchange
  Transactions............................................................  32
 Special Rules for Certain Foreign Currency Transactions..................  33
Performance Data..........................................................  34
General Information.......................................................  36
 Description of Shares....................................................  36
 Computation of Offering Price Per Share..................................  36
 Independent Auditors.....................................................  37
 Custodian................................................................  37
 Transfer Agent...........................................................  37
 Legal Counsel............................................................  37
 Reports to Shareholders..................................................  37
 Additional Information...................................................  37
 Security Ownership of Certain Beneficial Owners..........................  38
Independent Auditors' Report..............................................  39
Financial Statements......................................................  40

                                                          Code # 10476-0297

[LOGO] MERRILL LYNCH

Merrill Lynch
EuroFund

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    February 24, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)FINANCIAL STATEMENTS:

    Contained in Part A:

     Financial Highlights for each of the years in the nine-year period ended October 31, 1996, and for the period January 30, 1987
      (commencement of operations) to October 31, 1987.

    Contained in Part B:
     Financial Statements:

      Schedule of Investments as of October 31, 1996.

      Statement of Assets and Liabilities as of October 31, 1996.

      Statement of Operations for the year ended October 31, 1996.

      Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1996.

      Financial Highlights for each of the years in the five-year period ended October 31, 1996.

  (b)EXHIBITS:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   1(a)  --Declaration of Trust of the Registrant, dated March 11, 1986.(a)
    (b)  --Amendment to Declaration of Trust of the Registrant, dated May 19,
          1986.(a)
    (c)  --Amendment to Declaration of Trust of the Registrant, dated December
          15, 1986.(a)
    (d)  --Instrument establishing Class A shares and Class B shares of the
          Registrant, dated October 3, 1988.(a)
    (e)  --Certification of Amendment to Declaration of Trust and Establishment
          and Designation of Classes, dated October 17, 1994.(a)
   2     --By-Laws of the Registrant.(a)
   3     --None.
   4     --Copies of instruments defining the rights of shareholders, including the relevant portions of the Declaration of Trust, as amended, and
          By-Laws of the Registrant.(b)
   5(a)  --Management Agreement between Registrant and Merrill Lynch Asset
          Management, Inc.(c)
    (b)  --Sub-Advisory Agreement between Merrill Lynch Asset Management, Inc.
          and Merrill Lynch Asset Management U.K. Limited.(c)
   6(a)  --Class A Shares Distribution Agreement between Registrant and Merrill
          Lynch Funds Distributor, Inc.(d)
    (b)  --Class B Shares Distribution Agreement between Registrant and Merrill
          Lynch Funds Distributor, Inc.(c)
    (c)  --Class C Shares Distribution Agreement between Registrant and Merrill
          Lynch Funds Distributor, Inc.(d)
    (d)  --Class D Shares Distribution Agreement between Registrant and Merrill
          Lynch Funds Distributor, Inc.(d)
   7     --None.
   8     --Custody Agreement between Registrant and Brown Brothers Harriman &
          Co.(c)
   9     --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Merrill Lynch
          Financial Data Services, Inc.(c)
  10     --Opinion of Brown & Wood LLP, Counsel for the Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  12     --None.
  13     --Certificate of Merrill Lynch Asset Management, Inc.(c)
  14     --None.

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  15(a)  --Class B Shares Distribution Plan and Class B Shares Distribution
          Plan Sub-Agreement of the Registrant.(e)
    (b)  --Class C Shares Distribution Plan and Class C Shares Distribution
          Plan Sub-Agreement of the Registrant.(d)
    (c)  --Class D Shares Distribution Plan and Class D Shares Distribution
          Plan Sub-Agreement of the Registrant.(d)
  16(a)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A shares.(c)
    (b)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B shares.(c)
    (c)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C shares.(a)
    (d)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D shares.(a)
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.
  18     --Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-
          3.(f)

--------

(a) Filed on February 27, 1995 as an Exhibit to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-4026) (the "Registration Statement").

(b) Reference is made to Article I, Article II (Sections 2.2, 2.3, 2.4 and 2.7), Article III (Sections 3.1 and 3.4), Article IV (Sections 4.1, 4.3 and 4.4), Article V (Sections 5.1, 5.2, 5.3 and 5.5), Article VI (Sections 6.2, 6.3, 6.4, 6.5, 6.7 and 6.8), Article VII (Section 7.1), Article VIII (Sections 8.2 and 8.3), Article X (Sections 10.3, 10.4, 10.5, 10.6, 10.7
    and 10.8), Article XI (Sections 11.3, 11.4 and 11.5) and Article XII (Section 12.6) of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) to this Registration Statement on Form N-1A; and Article I, Article V and Article VI of the Registrant's By-Laws filed as Exhibit 2 to this Registration Statement on Form N-1A.

(c) Filed on February 27, 1996 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.

(d) Filed on October 17, 1994 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.

(e) Filed on February 25, 1994 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.

(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473), filed on January 25, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                 NUMBER OF
                                                                 HOLDERS AT
          TITLE OF CLASS                                      JANUARY 31, 1997
          --------------                                      ----------------
Class A shares of beneficial interest, par value $0.10 per
 share.......................................................      37,024
Class B shares of beneficial interest, par value $0.10 per
 share.......................................................      78,334
Class C shares of beneficial interest, par value $0.10 per
 share.......................................................       3,500
Class D shares of beneficial interest, par value $0.10 per
 share.......................................................      13,540

  Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgements, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification".

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, (the "1940 Act") may be concerned, such payments will be made only on the following conditions:
(i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or as independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended, (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  (a) Fund Asset Management L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch

Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies: Convertible Holdings Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1994 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies listed in the first two paragraphs of this Item and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                                                          OTHER SUBSTANTIAL
                                  POSITION(S) WITH      BUSINESS, PROFESSION,
 NAME                               THE MANAGER        VOCATION OR EMPLOYMENT
 ----                             ----------------     ----------------------
 ML & Co. ...................  Limited Partner        Financial Services
                                                       Holding Company,
                                                       Limited Partner of FAM
 Princeton Services..........  General Partner        General Partner of FAM
 Arthur Zeikel...............  President              President of FAM;
                                                       President and Director
                                                       of Princeton Services;
                                                       Director of MLFD;
                                                       Executive Vice
                                                       President of ML & Co.
 Terry K. Glenn..............  Executive Vice         Executive Vice President
                                President              of FAM; Executive Vice
                                                       President and Director
                                                       of Princeton Services;
                                                       President and Director
                                                       of MLFD; Director of
                                                       MLFDS; President of
                                                       Princeton
                                                       Administrators, L.P.
 Vincent R. Giordano.........  Senior Vice President  Senior Vice President of
                                                       FAM; Senior Vice
                                                       President of Princeton
                                                       Services
 Elizabeth Griffin...........  Senior Vice President  Senior Vice President of
                                                       FAM
 Norman R. Harvey............  Senior Vice President  Senior Vice President of
                                                       FAM; Senior Vice
                                                       President of Princeton
                                                       Services
 Michael J. Hennewinkel......  Senior Vice President  Senior Vice President of
                                                       FAM; Senior Vice
                                                       President of Princeton
                                                       Services

                                                          OTHER SUBSTANTIAL
                                  POSITION(S) WITH      BUSINESS, PROFESSION,
 NAME                               THE MANAGER        VOCATION OR EMPLOYMENT
 ----                             ----------------     ----------------------
 Philip L. Kirstein..........  Senior Vice            Senior Vice President,
                                President, General     General Counsel and
                                Counsel and            Secretary of FAM;
                                Secretary              Senior Vice President,
                                                       General Counsel,
                                                       Director and Secretary
                                                       of Princeton Services;
                                                       Director of MLFD
 Ronald M. Kloss.............  Senior Vice President  Senior Vice President
                                and Controller         and Controller of FAM;
                                                       Senior Vice President
                                                       and Controller of
                                                       Princeton Services
 Stephen M. M. Miller........  Senior Vice President  Executive Vice President
                                                       of Princeton
                                                       Administrators, L.P.;
                                                       Senior Vice President
                                                       of Princeton Services
 Joseph T. Monagle Jr........  Senior Vice President  Senior Vice President of
                                                       FAM; Senior Vice
                                                       President of Princeton
                                                       Services
 Michael L. Quinn............  Senior Vice President  Senior Vice President of
                                                       FAM; Senior Vice
                                                       President of Princeton
                                                       Services; Managing
                                                       Director and First Vice
                                                       President of Merrill
                                                       Lynch 1989-1995
 Richard L. Reller...........  Senior Vice President  Senior Vice President of
                                                       FAM; Senior Vice
                                                       President of Princeton
                                                       Services
 Gerald M. Richard...........  Senior Vice President  Senior Vice President
                                and Treasurer          and Treasurer of FAM;
                                                       Senior Vice President
                                                       and Treasurer of
                                                       Princeton Services;
                                                       Vice President and
                                                       Treasurer of MLFD
 Ronald L. Welburn...........  Senior Vice President  Senior Vice President of
                                                       FAM; Senior Vice
                                                       President of Princeton
                                                       Services
 Anthony Wiseman.............  Senior Vice President  Senior Vice President of
                                                       FAM; Senior Vice
                                                       President of Princeton
                                                       Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc. Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1, 1994, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                                                          OTHER SUBSTANTIAL
                                  POSITION(S) WITH      BUSINESS, PROFESSION,
 NAME                                MLAM U.K.          VOCATION OR EMPLOYMENT
 ----                             ----------------      ----------------------
 Arthur Zeikel...............  Director and Chairman  President of the Manager
                                                       and FAM; President and
                                                       Director of Princeton
                                                       Services; Director of
                                                       MLFD; Executive Vice
                                                       President of ML&Co.
 Alan J. Albert..............  Senior Managing        Vice President of the
                                Director               Manager
 Terry K. Glenn..............  Director               Executive Vice President
                                                       of the Manager and FAM;
                                                       Executive Vice President
                                                       and Director of
                                                       Princeton Services;
                                                       President and Director
                                                       of MLFD; Director of
                                                       MLFDS; President of
                                                       Princeton
                                                       Administrators, L.P.
 Adrian Holmes...............  Managing Director      Director of Merrill Lynch
                                                       Global Asset Management
 Andrew John Bascand.........  Director               Director of Merrill Lynch
                                                       Global Asset Management
 Edward Gobora...............  Director               Director of Merrill Lynch
                                                       Global Asset Management
 Richard Kilbride............  Director               Managing Director of
                                                       Merrill Lynch Global
                                                       Asset Management
 Robert M. Ryan..............  Director               Vice President,
                                                       Institutional Marketing,
                                                       Debt and Equity Group,
                                                       Merrill Lynch Capital
                                                       Markets from 1989 to
                                                       1994
 Gerald M. Richard...........  Senior Vice President  Senior Vice President and
                                                       Treasurer of the Manager
                                                       and FAM; Senior Vice
                                                       President and Treasurer
                                                       of Princeton Services;
                                                       Vice President and
                                                       Treasurer of MLFD
 Stephen J. Yardley..........  Director               Director of Merrill Lynch
                                                       Global Asset Management
 Carol Ann Langham...........  Company Secretary      None
 Debra Anne Searle...........  Assistant Company      None
                                Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.

                                       (2)                        (3)
          (1)                POSITION(S) AND OFFICES    POSITION(S) AND OFFICES
         NAME                       WITH MLFD               WITH REGISTRANT
         ----                -----------------------    -----------------------
Terry K. Glenn...........  President and Director       Executive Vice President
Arthur Zeikel............  Director                     President and Trustee
Philip L. Kirstein.......  Director                     None
William E. Aldrich.......  Senior Vice President        None
Robert W. Crook..........  Senior Vice President        None
Kevin P. Boman...........  Vice President               None
Michael J. Brady.........  Vice President               None
William M. Breen.........  Vice President               None
Michael G. Clark.........  Vice President               None
Mark A. DeSario..........  Vice President               None
James T. Fatseas.........  Vice President               None
Michelle T. Lau..........  Vice President               None
Debra W. Landsman-Yaros..  Vice President               None
Gerald M. Richard........  Vice President and Treasurer Treasurer
Salvatore Venezia........  Vice President               None
William Wasel............  Vice President               None
Robert Harris............  Secretary                    Secretary

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund-- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contracts.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 21st day of February 1997.

                                          Merrill Lynch EuroFund
                                                 (Registrant)

                                                /s/ Gerald M. Richard
                                          By: _________________________________

                                              (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE              DATE(S)

           Arthur Zeikel*
-------------------------------------   President and
           (ARTHUR ZEIKEL)               Trustee
                                         (Principal Executive Officer)

                                        Treasurer (Principal Financial
       Gerald M. Richard*                and Accounting
-------------------------------------    Officer)
         (GERALD M. RICHARD)

            Donald Cecil*                      Trustee
-------------------------------------
           (DONALD CECIL)

          Edward H. Meyer*                     Trustee
-------------------------------------
          (EDWARD H. MEYER)

         Charles C. Reilly*                    Trustee
-------------------------------------
         (CHARLES C. REILLY)

          Richard R. West*                     Trustee
-------------------------------------
          (RICHARD R. WEST)

         Edward D. Zinbarg*                    Trustee
-------------------------------------
         (EDWARD D. ZINBARG)

     /s/ Gerald M. Richard                                       February 21,
*By: ________________________________                             1997

  (GERALD M. RICHARD, ATTORNEY-IN-
             FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                            DESCRIPTION                            PAGE
 -------                           -----------                            ----
  10     --Opinion of Brown & Wood LLP, counsel to the Registrant.......
  11     --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant....................................................
  17(a)  --Financial Data Schedule for Class A Shares...................
    (b)  --Financial Data Schedule for Class B Shares...................
    (c)  --Financial Data Schedule for Class C Shares...................
    (d)  --Financial Data Schedule for Class D Shares...................

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull